ING Life Insurance and Annuity Company and its Variable Annuity Account I
                        Supplement dated January 3, 2006

This supplement amends certain information contained in the most recent variable annuity prospectus. Please read it carefully and keep it with your variable annuity prospectus for future reference.

        ---------------------------------------------------------------


The "Industry Developments - Trading" sub-section of the prospectus is hereby deleted and replaced with the following:

Trading - Industry Developments

As with many financial services companies, the Company and its affiliates have received informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the financial services industry. In each case, the Company and its affiliates have been and are providing full cooperation.

Fund Regulatory Issues

Since 2002, there has been increased governmental and regulatory activity relating to mutual funds and variable insurance products. This activity has primarily focused on inappropriate trading of fund shares, revenue sharing and directed brokerage, compensation, sales practices and suitability, arrangements with service providers, pricing, compliance and controls, and adequacy of disclosure.

In addition to responding to governmental and regulatory requests on fund regulatory issues, ING management, on its own initiative, conducted, through special counsel and a national accounting firm, an extensive internal review of mutual fund trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel.

The internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within the variable insurance and mutual fund products of certain affiliates of the Company, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing. Each of the arrangements has been terminated and disclosed to regulators, to the independent trustees of ING Funds (U.S.) and in Company reports previously filed with the SEC pursuant to the Securities Exchange Act of 1934, as amended.

As previously reported, ING Funds Distributors, LLC ("IFD"), the distributor of certain ING Funds (U.S.) and an affiliate of the Company, received notice from the staff of the National Association of Securities Dealers ("NASD") that the staff made a preliminary determination to recommend disciplinary action against IFD and one of its registered persons for violations of the NASD Conduct Rules and federal securities laws in connection with certain frequent trading arrangements.

In September of 2005 IFD settled an administrative proceeding with the NASD regarding these arrangements. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions:
(i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds (U.S.) for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to the NASD regarding the review and establishment of certain procedures. IFD's settlement of this administrative proceeding is not material to the Company.

Other regulators, including the Securities and Exchange Commission ("SEC") and the New York Attorney General, are also likely to take some action with respect to certain ING affiliates before concluding their investigation of ING relating to fund trading. The potential outcome of such action is difficult to predict but could subject certain affiliates to adverse consequences, including, but not limited to, settlement payments, penalties, and other financial liability. It is not currently anticipated, however, that the actual outcome of such action will have a material adverse effect on ING or ING's U.S.-based operations, including the Company.


ILIAC-138496                   Page 1 of 2                          01/03/06

ING has agreed to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. Management reported to the ING Funds Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or ING's U.S.-based operations, including the Company.

Other Regulatory Matters

The New York Attorney General and other regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives, potential conflicts of interest, potential anti-competitive activity, marketing practices, certain financial reinsurance arrangements, and disclosure. It is likely that the scope of these investigations will further broaden before the investigations are concluded. U.S. affiliates of ING have received formal and informal requests in connection with such investigations, and are cooperating fully with each request for information.

These initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which the Company is engaged.

In light of these and other developments, U.S. affiliates of ING, including the Company, periodically review whether modifications to their business practices are appropriate.

















ILIAC-138496                        Page 2 of 2                     01/03/06

--------------------------------------------------------------------------------
   ING LIFE INSURANCE AND ANNUITY COMPANY
   VARIABLE ANNUITY ACCOUNT I

   DEFERRED VARIABLE ANNUITY CONTRACT

                                 ING GROWTH PLUS
--------------------------------------------------------------------------------

                                                                JANUARY 3, 2006

THE CONTRACTS. The contracts described in this prospectus are group or individual deferred variable annuity contracts ("Growth Plus") issued by ING Life Insurance and Annuity Company (the "Company," "we," "us," "our"). Prior to January 1, 2006, the Contract was issued by ING Insurance Company of America ("IICA"). On December 31, 2005, IICA merged with and into ING Life Insurance and Annuity Company, and ING Life Insurance and Annuity Company assumed responsibility for all of IICA's obligations under the Contract. See "Other Topics - The Company" for information about the merger of IICA with and into the Company. The Contract was available in connection with certain retirement plans that qualify for special federal income tax treatment ("qualified Contracts") as well as those that do not qualify for such treatment ("non-qualified Contracts"). We do not currently offer this Contract for sale to new purchasers.

WHY READING THIS PROSPECTUS IS IMPORTANT. This prospectus contains facts about the contracts and their investment options that you should know before purchasing. This information will help you decide if the contracts are right for you. Please read this prospectus carefully and keep it for future reference.

INVESTMENT OPTIONS. The contracts offer variable investment options and a guaranteed account option. When we establish your account you instruct us to direct account dollars to any of the available options. Some funds or the guaranteed account option may be unavailable through your contract or in your state.

VARIABLE INVESTMENT OPTIONS. These options are called subaccounts. The subaccounts are within Variable Annuity Account I (the "separate account"), a separate account of the Company. Each subaccount invests in one of the mutual funds listed on the next page. Earnings on amounts invested in a subaccount will vary depending upon the performance of its underlying fund. You do not invest directly in or hold shares of the funds.

THE FUNDS. Information about the funds in which the subaccounts invest is located in Appendix II -- Description of Underlying Funds and in each fund prospectus. A prospectus containing more information on each Underlying Fund may be obtained by calling our Customer Service Center at 800-531-4547. Read this prospectus in conjunction with the fund prospectuses, and retain the prospectuses for future reference.

GETTING ADDITIONAL INFORMATION. You may obtain free of charge the January 3, 2006, Statement of Additional Information ("SAI") about the separate account by indicating your request on your application or calling us at 1-800-531-4547. You may also obtain an SAI for any of the funds by calling that number. The Securities and Exchange Commission ("SEC") also makes available to the public reports and information about the separate account and the funds. Certain reports and information, including this prospectus and SAI, are available on the EDGAR Database on the SEC web site, http://www.sec.gov, or at the SEC Public Reference Room in Washington, D.C. You may call 1-202-551-5850 or 1-800-SEC-0330 to get information about the operations of the Public Reference Room. You may obtain copies of reports and other information about the separate account and the funds, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC Public Reference Room, 100 F Street, NE, Room 1580, Washington, D.C. 20549. When looking for information regarding the contracts offered through this prospectus, you may find it useful to use the number assigned to the registration statement under the Securities Act of 1933. This number is 333-130826. The SAI table of contents is listed in this prospectus. The SAI is incorporated into this prospectus by reference.

ADDITIONAL DISCLOSURE INFORMATION. Neither the SEC nor any state securities commission has approved or disapproved the securities offered through this prospectus or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state that does not permit their sale. We have not authorized anyone to provide you with information that is different than that contained in this prospectus.

FIXED INTEREST OPTION.

     o ILIAC Guaranteed Account (the Guaranteed Account) (formerly, IICA Guaranteed Account)

Except as specifically mentioned, this prospectus describes only the investment options offered through the separate account. However, we describe the fixed interest option in an appendix to this prospectus. There is also a separate Guaranteed Account prospectus.

AVAILABILITY OF OPTIONS. Some funds or the guaranteed account option may be unavailable through your contract or in your state.

THESE CONTRACTS ARE NOT DEPOSITS WITH, OBLIGATIONS OF OR GUARANTEED BY ANY BANK, NOR ARE THEY INSURED BY THE FDIC. THE CONTRACTS ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT OF YOUR INVESTMENT.

The investment portfolios available under your Contract are listed below:

                  Federated American Leaders Fund II
                  Federated Capital Income Fund II
                  Federated Equity Income Fund II
                  Federated Fund for U.S. Government Securities II Federated Growth Strategies Fund II
                  Federated High Income Bond Fund II
                  Federated International Equity Fund II
                  Federated Prime Money Fund II

--------------------------------------------------------------------------------
 TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            PAGE

  CONTRACT OVERVIEW ......................................................    1
      Contract Design ....................................................    1
      Contract Facts .....................................................    1
  CONTRACT PHASES:  The Accumulation Phase, The Income Phase .............    2
  FEE TABLE ..............................................................    3
  CONDENSED FINANCIAL INFORMATION ........................................    6
  INVESTMENT OPTIONS .....................................................    6
  TRANSFERS AMONG INVESTMENT OPTIONS .....................................    8
  PURCHASE AND RIGHTS ....................................................   11
  RIGHT TO CANCEL ........................................................   13
  FEES ...................................................................   13
  YOUR ACCOUNT VALUE .....................................................   19
  WITHDRAWALS ............................................................   21
  SYSTEMATIC DISTRIBUTION OPTIONS ........................................   23
  DEATH BENEFIT ..........................................................   23
  THE INCOME PHASE........................................................   27
  TAXATION ...............................................................   31
  OTHER TOPICS ...........................................................   40
   The Company -- Variable Annuity Account I -- Contract Distribution --
   Payment of Commissions -- Payment Delay or Suspension -- Voting Rights -- Contract Modifications -- Transfer of Ownership: Assignment -- Involuntary Terminations -- Trading -- Industry Developments -- Legal Matters and Proceedings
  CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.................... SAI-1
  APPENDIX I -- ILIAC GUARANTEED ACCOUNT ................................    I-1
  APPENDIX II -- DESCRIPTION OF UNDERLYING FUNDS ........................   II-1
  APPENDIX III -- CONDENSED FINANCIAL INFORMATION .......................  III-1

--------------------------------------------------------------------------------
 CONTRACT OVERVIEW
--------------------------------------------------------------------------------

The following is intended as a summary. Please read each section of this prospectus for additional detail.

QUESTIONS:

CONTACTING THE COMPANY. To answer your questions, contact your sales representative or write or call our Customer Service Center at:

                           ING
                           P.O. Box 9271
                           Des Moines, IA 50306-9271
                           1-800-531-4547

SENDING FORMS AND WRITTEN REQUESTS IN GOOD ORDER. If you are writing to change your beneficiary, request a withdrawal or for any other purpose, contact us or your sales representative to learn what information is required for the request to be in "good order." We can only act upon requests that are received in good order.

Generally, a request is considered to be in "good order" when it is signed, dated and made with such clarity and completeness that we are not required to exercise any discretion in carrying it out.

SENDING ADDITIONAL PURCHASE PAYMENTS. Use the following addresses when sending additional purchase payments.

     If using the U.S. Postal Service:           If using express mail:

     ING                                         ING
     Attn:  Customer Service                     Attn: Customer Service Center
     P.O. Box 9271                               909 Locust Street
     Des Moines, IA 50306-9271                   Des Moines, IA 50309-2899

     Express mail packages should not be sent to the P.O. Box address.

CONTRACT DESIGN:

The contract described in this prospectus is a group or individual deferred variable annuity contract. It is intended to be a retirement savings vehicle that offers a variety of investment options to help meet long-term financial goals. The term "contract" in this prospectus refers to individual contracts and to certificates issued under group contracts.

CONTRACT FACTS:

FREE LOOK/RIGHT TO CANCEL. You may cancel your contract within ten days (some states require more than ten days) of receipt. See "Right To Cancel."

DEATH BENEFIT. Your beneficiary may receive a financial benefit in the event of your death prior to the income phase. Any death benefit during the income phase will depend upon the income phase payment option selected. See "Death Benefit" and "The Income Phase."

WITHDRAWALS. During the accumulation phase you may withdraw all or part of your account value. Certain fees, taxes and early withdrawal penalties may apply. In addition, the Tax Code restricts full and partial withdrawals in some circumstances. See "Withdrawals." Amounts withdrawn from the Guaranteed Account may be subject to a market value adjustment. See Appendix I.


ILIAC Growth Plus - 137343                       1

SYSTEMATIC DISTRIBUTION OPTIONS. These are made available for you to receive periodic withdrawals from your account, while retaining the account in the accumulation phase. See "Systematic Distribution Options."

FEES AND EXPENSES. Certain fees and expenses are deducted from the value of your contract. See "Fee Table" and "Fees."

TAXATION. You will generally not pay taxes on any earnings from the annuity contract described in this prospectus until they are withdrawn. Tax-qualified retirement arrangements (e.g., IRAs or 401(a), 403(b) and 457 plans) also defer payment of taxes on earnings until they are withdrawn. If you are considering funding a tax-qualified retirement arrangement with an annuity contract, you should know that the annuity contract does not provide any additional tax deferral of earnings beyond the tax deferral provided by the tax-qualified retirement arrangement. However, annuities do provide other features and benefits which may be valuable to you. You should discuss your decision with your financial representative.

Taxes will generally be due when you receive a distribution. Tax penalties may apply in some circumstances. See "Taxation."

USE OF AN ANNUITY CONTRACT IN AN IRA OR OTHER QUALIFIED PLAN. Under the federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn. However, in the case of an Individual Retirement Account or other qualified retirement account, an annuity contract is not necessary to obtain this favorable tax treatment. However, annuities do provide other features and benefits (such as the guaranteed death benefit or the option of lifetime income phase options at established rates) which may be valuable to you. You should discuss your alternatives with your sales representative taking into account the additional fees and expenses you may incur in an annuity. See "Purchase and Rights."

--------------------------------------------------------------------------------
 CONTRACT PHASES
--------------------------------------------------------------------------------

I. THE ACCUMULATION PHASE (accumulating dollars under your contract)

STEP 1: You provide us with your completed application and initial purchase payment. We establish an account for you and credit that account with your initial purchase payment. If you elected the premium bonus option we will also credit your account with a premium bonus.

STEP 2: You direct us to invest your purchase payment and the premium bonus, if applicable, in one or more of the following investment options:

     o    Guaranteed Account Option; or
     o Variable Investment Options. (The variable investment options are the subaccounts of Variable Annuity Account I. Each one invests in a specific mutual fund.)

STEP 3: Each subaccount you select purchases shares of its assigned fund.

II. THE INCOME PHASE (receiving income phase payments from your contract)

When you want to begin receiving payments from your contract you may select from the options available. The contract offers several income phase payment options (see "The Income Phase"). In general, you may:

     o Receive income phase payments for a specified period of time or for life;

     o Receive income phase payments monthly, quarterly, semi-annually or annually;


ILIAC Growth Plus - 137343                       2

     o Select an income phase payment option that provides for payments to your beneficiary; or

     o Select income phase payments that are fixed or vary depending upon the performance of the variable investment options you select.

--------------------------------------------------------------------------------
 FEE TABLE
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options. State premium taxes may also be deducted*. See "The Income Phase" for the different fees that may apply after you begin receiving payments under the contract.

MAXIMUM TRANSACTION FEES:

EARLY WITHDRAWAL CHARGE
(As a percentage of payments withdrawn.)

  ------------------------------------------------------------------------------
              YEARS FROM RECEIPT

             OF PURCHASE PAYMENT                      EARLY WITHDRAWAL CHARGE
                 Less than 1                                     7%
          1 or more but less than 2                              6%
          2 or more but less than 3                              5%
          3 or more but less than 4                              4%
          4 or more but less than 5                              3%
          5 or more but less than 6                              2%
          6 or more but less than 7                              1%
                  7 or more                                      0%
   -----------------------------------------------------------------------------
  ANNUAL MAINTENANCE FEE(1) ...........................................  $30.00
  TRANSFER CHARGE(2) ..................................................  $10.00
  ------------------------------------------------------------------------------

     (1) The annual maintenance fee will be waived if your account value is $50,000 or greater on the date this fee is due. See "Fees -- Annual Maintenance Fee."

     (2) We currently do not impose this charge, but we reserve the right to charge $10.00 per transfer after the 12th .

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including Trust or Fund fees and expenses.

* State premium taxes (which currently range from 0% to 4% of premium payments) may apply, but are not reflected in the fee tables or examples. See "Premium and Other Taxes."

FEES DEDUCTED FROM INVESTMENTS IN THE SEPARATE ACCOUNT

AMOUNT DURING THE ACCUMULATION PHASE.
(Daily deductions, equal to the following percentages on an annual basis, from amounts invested in the subaccounts.)

         Mortality and Expense Risk Charge                      1.25%
         Administrative Expense Charge                          0.15%
                                                                -----
         Total Separate Account Expenses                        1.40%


ILIAC Growth Plus - 137343                       3

AMOUNT DURING THE INCOME PHASE.
(Daily deductions, equal to the following percentages on an annual basis, from amounts invested in the subaccounts.)

         Mortality and Expense Risk Charge                           1.25%
         Administrative Expense Charge                       0.00% - 0.25%(3)
                                                             ----------------
         Total Separate Account Expenses                     1.25% - 1.50%

     (3) We currently do not deduct an administrative expense charge during the income phase; however, we reserve the right to deduct the daily charge of not more than 0.25% per year. See "The Income Phase -- Charges Deducted."

FEES DEDUCTED BY THE FUNDS

The next item shows the minimum and maximum total operating expenses charged by a Trust or Fund that you may pay periodically during the time that you own the Contract. The minimum and maximum expenses listed below are based on expenses for the Trust or Fund's most recent fiscal year ends without taking into account any fee waiver or expense reimbursement arrangements that may apply. More detail concerning each Trust or Fund's fees and expenses is contained in the prospectus for each Trust or Fund.

--------------------------------------------------------------------------------------------------------
TOTAL ANNUAL TRUST OR FUND OPERATING EXPENSES                             MINIMUM             MAXIMUM

--------------------------------------------------------------------------------------------------------
(expenses that are deducted from Trust or Fund assets, including
management fees, distribution and/or service (12b-1) fees(4), and          0.98%              1.87%
other expenses):
--------------------------------------------------------------------------------------------------------

     (4) The Company may receive compensation from each of the funds or the funds' affiliates based on an annual percentage of the average net assets held in that fund by the Company. The percentage paid may vary from one fund company to another. For certain funds, some of this compensation may be paid out of 12b-1 fees or service fees that are deducted from fund assets. Any such fees deducted from fund assets are disclosed in the fund prospectuses. The Company may also receive additional compensation from certain funds for administrative, recordkeeping or other services provided by the Company to the funds or the funds' affiliates. These additional payments are made by the funds or the funds' affiliates to the Company and do not increase, directly or indirectly, the fees and expenses shown above. See "Fees - Fund Expenses" for additional information.

EXAMPLE

This example is intended to help you compare the costs of investing in the Contract with the cost of investing in other variable annuity Contracts. These costs include contract owner transaction expenses, applicable to each type of contract, contract fees, separate account annual expenses, and Trust or Fund fees and expenses. The example assumes that you invest $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of the Contracts and of any of the Trusts or Funds without taking into account any fee waiver or expense reimbursement arrangements that may apply.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------
1) If you withdraw your entire account value at the end of the applicable time period:

        1 year             3 years               5 years                10 years
        [$1,036]           [$1,524]              [$2,036]               [$3,622]

2) If you do not withdraw your entire account value or if you select an income phase payment option at the end of the applicable time period:*

       1 year              3 years              5 years               10 years
       [$336]              [$1,024]             [$1,736]              [$3,622]

* This example does not apply during the income phase if you selected a nonlifetime income


ILIAC Growth Plus - 137343                       4
phase payment option with variable payments and take a lump-sum withdrawal after payments start. In this case the lump-sum payment is treated as a withdrawal during the accumulation phase and may be subject to an early withdrawal charge.

--------------------------------------------------------------------------------
 CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

UNDERSTANDING CONDENSED FINANCIAL INFORMATION. In Appendix III of this prospectus, we provide condensed financial information about the Variable Annuity Account I (the separate account) subaccounts you may invest in through the contract. The numbers show the year-end unit values of each subaccount from the time purchase payments were first received in the subaccounts under the contract.

--------------------------------------------------------------------------------
 INVESTMENT OPTIONS
--------------------------------------------------------------------------------

The contract offers variable investment options and a Guaranteed Account option.

VARIABLE INVESTMENT OPTIONS. These options are called subaccounts. The subaccounts are within Variable Annuity Account I (the separate account), a separate account of the Company. Each subaccount invests in a specific mutual fund. You do not invest directly in or hold shares of the funds.

     o MUTUAL FUND (FUND) DESCRIPTIONS: We provide brief descriptions of the funds in Appendix II. Investment results of the funds are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Unless otherwise noted, all funds are diversified as defined under the Investment Company Act of 1940. Refer to the fund prospectuses for additional information. Fund prospectuses may be obtained, free of charge, from our Customer Service Center at the address and phone number listed in "Contract Overview--Questions:
          Contacting the Company," by accessing the SEC's web site or by contacting the SEC Public Reference Room.

FIXED INTEREST OPTION. If available in your state, the Guaranteed Account option available to you is the ILIAC Guaranteed Account (the Guaranteed Account). The Guaranteed Account offers certain guaranteed minimum interest rates for a stated period of time. Amounts must remain in the Guaranteed Account for specific periods to receive the quoted interest rates, or a market value adjustment will be applied. The market value adjustment may be positive or negative. For a description of this option, see Appendix I and the Guaranteed Account prospectus.

SELECTING INVESTMENT OPTIONS

     o CHOOSE OPTIONS APPROPRIATE FOR YOU. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.

     o UNDERSTAND THE RISKS ASSOCIATED WITH THE OPTIONS YOU CHOOSE. Some subaccounts invest in funds that are considered riskier than others. Funds with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other funds. For example, funds investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, funds using derivatives in their investment strategy may be subject to additional risks.

     o BE INFORMED. Read this prospectus, the fund prospectuses, the Guaranteed Account appendix and the Guaranteed Account prospectus


ILIAC Growth Plus - 137343                       5

LIMITS ON AVAILABILITY OF OPTIONS. Some funds or fixed interest options may be unavailable through your contract or in your state. We may add, withdraw or substitute funds, subject to the conditions in your contract and compliance with regulatory requirements. In the case of a substitution, the new fund may have different fees and charges than the fund it replaced.

LIMITS ON HOW MANY INVESTMENT OPTIONS YOU MAY SELECT. Although there is currently no limit, we reserve the right to limit the number of investment options you may select at any one time or during the life of the contract. For purposes of determining any limit, each subaccount and each guaranteed term of the Guaranteed Account, will be considered an option.

ADDITIONAL RISKS OF INVESTING IN THE FUNDS (MIXED AND SHARED FUNDING). "Shared funding" occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, are also bought by other insurance companies for their variable annuity contracts.

"Mixed funding" occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, are bought for variable life insurance contracts issued by us or other insurance companies.

     o    Shared--bought by more than one company.
     o    Mixed--bought for annuities and life insurance.

It is possible that a conflict of interest may arise due to mixed and/or shared funding, which could adversely impact the value of a fund. For example, if a conflict of interest occurred and one of the subaccounts withdrew its investment in a fund, the fund may be forced to sell its securities at disadvantageous prices, causing its share value to decrease. Each fund's Board of Directors or Trustees will monitor events to identify any conflicts which may arise and to determine what action, if any, should be taken to address such conflicts.

--------------------------------------------------------------------------------
 TRANSFERS AMONG INVESTMENT OPTIONS
--------------------------------------------------------------------------------

You may transfer amounts among the available subaccounts. During the accumulation phase we allow you 12 free transfers each calendar year. We reserve the right to charge $10 for each additional transfer. We currently do not impose this charge. During the income phase, if approved in your state, transfers are limited to four per year and allowed only if you select variable payments.

Transfers from the Guaranteed Account are subject to certain restrictions and may be subject to a market value adjustment. Transfers must be made in accordance with the terms of your contract.

TRANSFER REQUESTS. Requests may be made in writing, by telephone or, where applicable, electronically.

LIMITS IMPOSED BY THE UNDERLYING FUND. Orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any allocation of a purchase payment to a subaccount if the subaccount's investment in the corresponding fund is not accepted by the fund for any reason.

LIMITS ON FREQUENT OR DISRUPTIVE TRANSFERS. The Contract is not designed to serve as a vehicle for frequent trading. Frequent trading can disrupt management of a fund and raise its expenses through: 1) increased trading and transaction costs; 2) forced and unplanned portfolio turnover; 3) lost opportunity costs; and 4) large asset swings that decrease the fund's ability to provide maximum investment return to all contract owners. This in turn can have an adverse effect on fund performance. Accordingly, individuals or organizations that use market-timing investment strategies and make frequent transfers should not purchase the Contract.

We monitor transfer activity. With regard to frequent transfers, in the event that an individual's or


ILIAC Growth Plus - 137343                       6
organization's transfer activity:

     1.   exceeds our then-current monitoring standard for frequent trading;

     2. is identified as problematic by an underlying fund even if the activity does not exceed our monitoring standard for frequent trading; or

     3. if we determine in our sole discretion that such transfer activity may not be in the best interests of other contract owners,

we will take the following actions to deter such activity. Upon the first violation, we will send a one time warning letter. A second violation will result in the suspension of trading privileges via facsimile, telephone, email and internet, and limit trading privileges to submission by regular U.S. mail for a period of six months. At the end of that period, trading privileges will be reinstated. If there is another violation after such rights are reinstated, we will suspend such privileges permanently. We will notify you in writing if we take any of these actions.

With regard to transfers initiated by a market-timing organization or individual or other party authorized to give transfer instructions on behalf of multiple contract owners, we will also take the following actions, without prior notice:
(1) not accepting transfer instructions from an agent acting on behalf of more than one contract owner; and (2) not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one contract owner at a time.

Our current definition of frequent trading is more than one purchase and sale of the same underlying fund within a 30-day period. We do not count transfers associated with scheduled dollar cost averaging or automatic rebalancing programs, transfers involving funds that affirmatively permit short-term trading in their fund shares, movement between such funds and the Federated Prime Money Fund II Portfolio, or other money market portfolio available under the Contract, and transfers involving certain de minimis amounts when determining whether trading activity is excessive. We reserve the right to modify our general standard, or the standard as it may apply to a particular fund, at any time without prior notice, depending on, among other factors, the needs of the underlying fund(s), the best interests of contract owners and fund investors and/or state or federal regulatory requirements. If we modify such standard, it will be applied uniformly to all contract owners or, as applicable, to all contract owners investing in the underlying fund.

In addition, if, due to the excessive dollar amounts of trades, even though not within our then current definition of frequent trading, an individual's or organization's transfer activity is determined, in our sole discretion, to be disruptive, we will take the same actions as are described above to limit frequent transfers.

The Company does not allow waivers to the above policy. Our excessive trading policy may not be completely successful in preventing market timing or excessive trading activity.

VALUE OF YOUR TRANSFERRED DOLLARS. The value of amounts transferred into or out of subaccounts will be based on the subaccount unit values next determined after we receive your transfer request in good order at our Customer Service Center or, if you are participating in the dollar cost averaging or account rebalancing programs, after your scheduled transfer or reallocation.

TELEPHONE AND ELECTRONIC TRANSACTIONS: SECURITY MEASURES. To prevent fraudulent use of telephone and electronic transactions (including, but not limited to, internet transactions), we have established security procedures. These include recording calls on our toll-free telephone lines and requiring use of a personal identification number (PIN) to execute transactions. You are responsible for keeping your PIN and account information confidential. If we fail to follow reasonable security procedures, we may be liable for losses due to unauthorized or fraudulent telephone or other electronic transactions. We are not liable for losses resulting from telephone or electronic instructions we believe to be genuine. If a loss occurs when rely on such instructions, you will bear the loss.


ILIAC Growth Plus - 137343                       7

THE DOLLAR COST AVERAGING PROGRAM. Dollar cost averaging is an investment strategy whereby you purchase fixed dollar amounts of an investment at regular intervals, regardless of price. Under this program a fixed dollar amount is automatically transferred from certain subaccounts or the Guaranteed Account to any of the other subaccounts. A market value adjustment will not be applied to dollar cost averaging transfers from a guaranteed term of the Guaranteed Account during participation in the dollar cost averaging program. If such participation is discontinued, we will automatically transfer the remaining balance in that guaranteed term to another guaranteed term of the same duration, unless you initiate a transfer into another investment option. In either case a market value adjustment will apply. See Appendix II for more information about dollar cost averaging from the Guaranteed Account. Dollar cost averaging neither ensures a profit nor guarantees against loss in a declining market. You should consider your financial ability to continue purchases through periods of low price levels. There is no additional charge for this program and transfers made under this program do not count as transfers when determining the number of free transfers that may be made each calendar year. For additional information about this program, contact your sales representative or call us at the number listed in "Contract Overview--Questions: Contacting the Company."

Dollar Cost Averaging is not available if you have elected an Additional Withdrawal Option or the Account Rebalancing Program.

THE ACCOUNT REBALANCING PROGRAM. Account rebalancing allows you to reallocate your account value to match the investment allocations you originally selected. Only account values invested in the subaccounts may be rebalanced. We automatically reallocate your account value annually (or more frequently as we allow). Account rebalancing neither ensures a profit nor guarantees against loss in a declining market. There is no additional charge for this program and transfers made under this program do not count as transfers when determining the number of free transfers that may be made each account year. You may participate in this program by completing the account rebalancing section of your application or by contacting us at the address and/or number listed in "Contract Overview--Questions: Contacting the Company."

Account Rebalancing is not available if you have elected the Dollar Cost Averaging Program.

--------------------------------------------------------------------------------
 PURCHASE AND RIGHTS
--------------------------------------------------------------------------------

HOW TO PURCHASE: Please note that this contract is no longer available for purchase, although you may continue to make purchase payments under existing contracts. We and our affiliates offer various other products with different features and terms than these contracts that may offer some or all of the same funds. These products have different benefits, fees and charges, and may offer different share classes of the funds offered in this contract that are less expensive. These other products may or may not better match your needs. You should be aware that there are alternative options available, and, if you are interested in learning more about these other products, contact your registered representative.

     o Individual Contracts. In some states, where group contracts are not available, you may purchase the contract directly from us by completing an application and delivering it and your initial purchase payment to us. Upon our approval we will issue you a contract and set up an account for you under the contract.

     o Group Contracts. In most states we have distributors, usually broker-dealers or banks, who hold the contract as a group contract (see "Other Topics -- Contract Distribution"). You may purchase an interest (or, in other words, participate) in the group contract by contacting a distributor and completing an application and delivering it with your initial purchase payment to that distributor. Upon our approval, we will set up an account for you under the group contract and issue you a certificate showing your rights under the contract.


ILIAC Growth Plus - 137343                       8

     o Joint Contracts (spouses only). For a nonqualified contract, you may participate in a group contract as a joint contract holder. References to "contract holder" in this prospectus mean both contract holders under joint contracts. Tax law prohibits the purchase of qualified contracts by joint contract holders.

FACTORS TO CONSIDER IN THE PURCHASE DECISION. You should discuss you decision to purchase a contract with your sales representative. You should understand the investment options it provides, its other features, the risks and potential benefits it includes, and the fees and expenses you will incur. You should take note of the following issues, among others:

     1. Long-Term Investment - This contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. Early withdrawals may cause you to incur surrender charges and/or tax penalties. The value of deferred taxation on earnings grows with the amount of time funds are left in the contract. You should not buy this contract if you are looking for a short-term investment or expect to need to make withdrawals before you are 59 1/2.

     2. Investment Risk - The value of investment options available under this contract may fluctuate with the markets and interest rates. You should not buy this contract in order to invest in these options if you cannot risk getting back less money than you put in.

     3. Features and Fees - The fees for this contract reflect costs associated with the features and benefits it provides. In some cases, you have the option to elect certain benefits that carry additional charges. As you consider this contract, you should determine the value that these various benefits and features have for you, taking into account the charges for those features.

     4. Exchanges - If this contract will be a replacement for another annuity contract, you should compare the two contracts carefully. You should consider whether any additional benefits under this contract justify any increased charges that might apply. Also, be sure to talk to your sales representative or tax adviser to make sure that the exchange will be handled so that it is tax-free.

MAXIMUM ISSUE AGE. The maximum issue age for you and the annuitant (if you are not the annuitant) on the date we establish your account is 90; however, some states may require a lower maximum issue age.

YOUR RIGHTS UNDER THE CONTRACT

     o    Individual Contracts. You have all contract rights.

     o Group Contracts. The holder of the group contract has title to the contract and, generally, only the right to accept or reject any modifications to the contract. You have all other rights to your account under the contract.

     o Joint Contracts. Joint contract holders have equal rights under the contract with respect to their account. All rights under the contract must be exercised by both joint contract holders with the exception of transfers among investment options. See the "Death Benefit" section for the rights of the surviving joint contract holder upon the death of a joint contract holder prior to the income phase start date.

PURCHASE PAYMENT METHODS. The following purchase payment methods are allowed:

     o    One lump sump;
     o    Periodic payments; or
     o    Transfer or rollover from a pre-existing retirement plan or account.*

We reserve the right to reject any payments to a prospective or existing account without advance notice.

* In some states an IRA contract can only accept a lump-sum, rollover payment.


ILIAC Growth Plus - 137343                       9

PURCHASE PAYMENT AMOUNTS. The minimum initial purchase payment amount is $1,500.00. Additional purchase payments must be at least $500, of if paid by automatic check plan, $50 per month (we may change this amount from time to time). A purchase payment of more than $1,000,000 will be allowed only with our consent.

ACCEPTANCE OR REJECTION OF YOUR APPLICATION. We must accept or reject your application within two business days of receipt. If the application is incomplete, we may hold any forms and accompanying purchase payment(s) for five business days. We may hold purchase payments for longer periods, pending acceptance of the application, only with your permission. If the application is rejected, the application and any purchase payments will be returned to you.

We may also refuse to accept certain forms of premium payments or loan repayments, if applicable, (traveler's checks, for example) or restrict the amount of certain forms of premium payments or loan repayments (money orders totaling more than $5,000, for example). In addition, we may require information as to why a particular form of payment was used (third party checks, for example) and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in us returning your premium payment and not issuing the contract.

ALLOCATING PURCHASE PAYMENTS TO THE INVESTMENT OPTIONS. We will allocate your purchase payments among the investment options you select. Allocations must be in whole percentages and there may be limits on the number of investment options you may select. When selecting investment options you may find it helpful to review the "Investment Options" section.

--------------------------------------------------------------------------------
 RIGHT TO CANCEL
--------------------------------------------------------------------------------

WHEN AND HOW TO CANCEL. You may cancel your contract within ten days of receipt (some states require more than ten days) by returning it to our Customer Service Center along with a written notice of cancellation.

REFUNDS. We will issue you a refund within seven days of our receipt of your contract and written notice of cancellation. Unless your state requires otherwise or unless you purchased an IRA, your refund will equal the purchase payments made plus any earnings or minus any losses attributable to those purchase payments allocated among the subaccounts. In other words, you will bear the entire investment risk for amounts allocated among the subaccounts during this period and the amount refunded could be less than the amount paid. If your state requires or if you purchased an IRA, we will refund all purchase payments made.

--------------------------------------------------------------------------------
 FEES
--------------------------------------------------------------------------------

The following repeats and adds to information provided in the "Fees and Expenses" section. Please review both sections for information on fees.

TRANSACTION FEES

EARLY WITHDRAWAL CHARGE
Withdrawals of all or a portion of your account value may be subject to a charge. In the case of a partial withdrawal where you request a specified dollar amount, the amount withdrawn from your account will be the amount you specified plus adjustment for any applicable early withdrawal charge. We calculate the early withdrawal charge based on the number of years since the purchase payment was received.


ILIAC Growth Plus - 137343                       10

AMOUNT. A percentage of the purchase payments that you withdraw. The percentage will be determined by the early withdrawal charge schedule that applies to your account.

EARLY WITHDRAWAL CHARGE SCHEDULES

------------------------------------------ -------------------------------------
                YEARS FROM RECEIPT                    EARLY WITHDRAWAL
               OF PURCHASE PAYMENT                         CHARGE
                   Less than 1                               7%
            1 or more but less than 2                        6%
            2 or more but less than 3                        5%
            3 or more but less than 4                        4%
             4or more but less than 5                        3%
            5 or more but less than 6                        2%
            6 or more but less than 7                        1%
                    7 or more                                0%
------------------------------------------ -------------------------------------

PURPOSE. This is a deferred sales charge. It reimburses us for some of the sales and administrative expenses associated with the contract. If our expenses are greater than the amount we collect for the early withdrawal charge, we may use any of our corporate assets, including potential profit that may arise from the mortality and expense risk charge, to make up any difference.

FIRST IN, FIRST OUT. The early withdrawal charge is calculated separately for each purchase payment withdrawn. For purposes of calculating your early withdrawal charge, we consider that your first purchase payment to the account (first in) is the first you withdraw (first out).

For example: If your initial purchase payment was made three years ago, we will deduct an early withdrawal charge equal to 6% of the portion of that purchase payment withdrawn. The next time you make a withdrawal we will assess the charge against the portion of the first purchase payment that you did not withdraw and/or your subsequent purchase payments to your account in the order they were received.

Earnings may be withdrawn after all purchase payments have been withdrawn. There is no early withdrawal charge for withdrawal of earnings.

FREE WITHDRAWALS. There is no early withdrawal charge if, during each calendar year, the amount withdrawn is 15% or less than:

     o Your account value as of the last valuation day of the preceding calendar year or the date of your first purchase payment, whichever is later (if approved in your state); or

     o Your account value on the next valuation day after we receive your withdrawal request.

The free withdrawal applies only to the first partial or full withdrawal of the calendar year. If your withdrawal exceeds the free withdrawal amount, we will deduct the early withdrawal charge on the excess.

The free withdrawal amount will be adjusted for amounts withdrawn under a systematic distribution option or taken as a required minimum distribution during the calendar year.

WAIVER. The early withdrawal charge is waived for purchase payments withdrawn if the withdrawal is:

     o    Used to provide income phase payments to you;

     o Paid due to your death during the accumulation phase in an amount up to the sum of purchase payments made, minus the total of all partial withdrawals, amounts applied to an income phase payment option and deductions made prior to the annuitant's death;


ILIAC Growth Plus - 137343                       11

     o Paid upon a full withdrawal where your account value is $2,500 or less and no part of the account has been withdrawn during the prior 12 months;

     o Taken because of the election of a systematic distribution option but, with respect to the Systematic Withdrawal Option (SWO, only to the extent that the amount taken is 15% or less (of your account value on the later of the date we established your account or the most recent anniversary of that date (see "Systematic Distribution Options");

     o If approved in your state, taken under a qualified contract, when the amount withdrawn is equal to the minimum distribution required by the Tax Code for your account calculated using a method permitted under the Tax Code and agreed to by us (including required minimum distributions using the Estate Conservation Option (ECO) systematic distribution option); or

     o Paid upon termination of your account by us (see "Other Topics -- Involuntary Terminations").

NURSING HOME WAIVER. You may withdraw all or a portion of your account value without an early withdrawal charge if:

     o    More than one year has elapsed since the account effective date;

     o The withdrawal is requested within three years of the annuitant's admission to a licensed nursing care facility (in New Hampshire non-licensed facilities are included); and

     o The annuitant has spent at least 45 consecutive days in such nursing care facility.

We will not waive the early withdrawal charge if the annuitant was in a nursing care facility on the date we established your account. It will also not apply if otherwise prohibited by state law.

ANNUAL MAINTENANCE FEE

MAXIMUM AMOUNT. $30.00

WHEN/HOW. Each year during the accumulation phase we deduct this fee from your account value. We deduct it on your account anniversary and at the time of full withdrawal. It is deducted proportionally from each investment option.

PURPOSE. This fee reimburses us for our administrative expenses related to the establishment and maintenance of your account.

ELIMINATION. We will not deduct the annual maintenance fee if your account value is $50,000 or more on the date this fee is to be deducted.

TRANSFER CHARGE

AMOUNT. During the accumulation phase we currently allow you 12 free transfers each calendar year. We reserve the right to charge $10 for each transfer in excess of 12 per year. We currently do not impose this charge.

PURPOSE. This charge reimburses us for administrative expenses associated with transferring your dollars among investment options.

REDEMPTION FEES. If applicable, we may deduct the amount of any redemption fees imposed by the underlying portfolios as a result of withdrawals, transfers or other fund transactions you initiate. Redemption fees, if any, are separate and distinct from any transaction charges or other charges deducted from your contract value.


ILIAC Growth Plus - 137343                       12

FEES DEDUCTED FROM INVESTMENTS IN THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

MAXIMUM AMOUNT. During the accumulation phase the amount of this charge on an annual basis, is equal to1.25% of your account value invested in the subaccounts:

During the income phase this charge, on an annual basis, is equal to 1.25% of amounts held in the subaccounts. See "The Income Phase - Charges Deducted."

WHEN/HOW. We deduct this charge daily from the subaccounts corresponding to the funds you select. We do not deduct this charge from any the Guaranteed Account option.

PURPOSE. This charge compensates us for the mortality and expense risks we assume under the contract.

     o The mortality risks are those risks associated with our promise to make lifetime income phase payments based on annuity rates specified in the contract.

     o The expense risk is the risk that the actual expenses we incur under the contract will exceed the maximum costs that we can charge.

If the amount we deduct for this charge is not enough to cover our mortality costs and expenses under the contract, we will bear the loss. We may use any excess to recover distribution costs relating to the contract and as a source of profit. We expect to make a profit from this charge.

ADMINISTRATIVE EXPENSE CHARGE

MAXIMUM AMOUNT. During the accumulation phase the amount of this charge, on an annual basis, is equal to 0.15% of your account value invested in the subaccounts. There is currently no administrative expense charge during the income phase. We reserve the right, however, to charge an administrative expense charge of up to 0.25% during the income phase.

WHEN/HOW. If imposed, we deduct this charge daily from the subaccounts corresponding to the funds you select. We do not deduct this charge from the Guaranteed Account option. This charge may be assessed during the accumulation phase or the income phase. If we are currently imposing this charge when you enter the income phase, the charge will apply to you during the entire income phase.

PURPOSE. This charge helps defray our administrative expenses that cannot be covered by the mortality and expense risk charge described above. This charge is not intended to exceed the average expected cost of administering the contract. We do not expect to make a profit from this charge.

FUND EXPENSES

Each fund deducts management fees from the amounts allocated to the funds. In addition, each fund deducts other expenses which may include service fees which are used to compensate service providers, including the Company and its affiliates, for administrative and contract owner services provided on behalf of the fund. Furthermore, certain funds deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of fund shares. FOR A MORE COMPLETE DESCRIPTION OF THE FUNDS' FEES AND EXPENSES, REVIEW EACH FUND'S PROSPECTUS.

The Company, or its U.S. affiliates, receives from each of the funds or the funds' affiliates varying levels and types of revenues with respect to each of the funds available through the Contract. In terms of total dollar amounts received, the greatest amount of revenue generally comes from assets allocated to funds managed by ING Investments, LLC or other Company affiliates, which funds may or may not also be sub-advised by another Company affiliate. Assets allocated to funds managed by a Company affiliate, Directed Services, Inc., for example, but which are sub-advised by unaffiliated third parties generally generate the next greatest amount of revenue. Finally, assets allocated to unaffiliated funds generally generate the


ILIAC Growth Plus - 137343                       13
least amount of revenue. All funds available through the contract are unaffiliated funds.

TYPES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS

Revenues received from each of the unaffiliated funds or their affiliates are based on an annual percentage of the average net assets held in that fund by the Company. Some unaffiliated funds or their affiliates pay us more than others and some of the amounts we receive may be significant.

Revenues received by the Company from unaffiliated funds include:

     o For certain funds, compensation paid from 12b-1 fees or service fees that are deducted from fund assets. Any such fees deducted from fund assets are disclosed in the Fund Expense Table.

     o We may also receive additional payments for administrative, recordkeeping or other services which we provide to the funds or their affiliates or as an incentive for us to make the funds available through the Contract. These additional payments are not disclosed in the Fund Expense Table. These additional payments may be used by us to finance distribution of the Contract.

Federated Insurance Series, an unaffiliated fund family, is the only fund family which has funds currently offered through the Contract. Compensation for certain management personnel, including sales management personnel, may be enhanced if the overall amount of investments in the contracts and other products issued or advised by the Company or its affiliates increases over time. Certain sales management personnel may also receive compensation that is a specific percentage of the commissions paid to distributors or of purchase payments received under the contracts.

PREMIUM AND OTHER TAXES

MAXIMUM AMOUNT. Some states and municipalities charge a premium tax on annuities. These taxes currently range from 0% to 4%, depending upon the jurisdiction.

WHEN/HOW. We reserve the right to deduct a charge for premium taxes from your account value or from purchase payments to the account at any time, but not before there is a tax liability under state law. For example, we may deduct a charge for premium taxes at the time of a complete withdrawal or we may reflect the cost of premium taxes in our income phase payment rates when you commence income phase payments.

We will not deduct a charge for any municipal premium tax of 1% or less, but we reserve the right to reflect such an expense in our annuity purchase rates.

In addition, we reserve the right to assess a charge for any federal taxes due against the separate account. See "Taxation."

--------------------------------------------------------------------------------
 YOUR ACCOUNT VALUE
--------------------------------------------------------------------------------

During the accumulation phase your account value at any given time equals:

     o    The current dollar value of amounts invested in the subaccounts; plus
     o The current dollar values of amounts invested in the fixed interest options, including interest earnings to date.

SUBACCOUNT ACCUMULATION UNITS. When you select a fund as an investment option, your account dollars invest in "accumulation units" of the Variable Annuity Account I subaccount corresponding to that fund.


ILIAC Growth Plus - 137343                       14

The subaccount invests directly in the fund shares. The value of your interests in a subaccount is expressed as the number of accumulation units you hold multiplied by an "accumulation unit value," as described below, for each unit.

ACCUMULATION UNIT VALUE (AUV). The value of each accumulation unit in a subaccount is called the accumulation unit value or AUV. The AUV varies daily in relation to the underlying fund's investment performance. The value also reflects deductions for fund fees and expenses, the mortality and expense risk charge and the administrative expense charge (if any). We discuss these deductions in more detail in "Fee Table" and "Fees."

VALUATION. We determine the AUV every normal business day after the close of the New York Stock Exchange (normally at 4:00 p.m. eastern time). At that time we calculate the current AUV by multiplying the AUV last calculated by the "net investment factor" of the subaccount. The net investment factor measures the investment performance of the subaccount from one valuation to the next.

Current AUV = Prior AUV x Net Investment Factor

NET INVESTMENT FACTOR. The net investment factor for a subaccount between two consecutive valuations equals the sum of 1.0000 plus the net investment rate.

NET INVESTMENT RATE. The net investment rate is computed according to a formula that is equivalent to the following:

     o The net assets of the fund held by the subaccount as of the current valuation; minus

     o The net assets of the fund held by the subaccount at the preceding valuation; plus or minus

     o Taxes or provisions for taxes, if any, due to subaccount operations (with any federal income tax liability offset by foreign tax credits to the extent allowed); divided by

     o    The total value of the subaccount's units at the preceding valuation;
          minus

     o A daily deduction for the mortality and expense risk charge, the administrative expense charge, if any, and any other fees deducted from investments in the separate account. See "Fees."

The net investment rate may be either positive or negative.

Each fund's subsequent investment performance, expenses and charges, and the daily charges deducted from the subaccount, will cause the AUV to move up or down on a daily basis.

PURCHASE PAYMENTS TO YOUR ACCOUNT. If all or a portion of your initial purchase payment is directed to the subaccounts, it will purchase subaccount accumulation units at the AUV next computed after our acceptance of your application as described in "Purchase and Rights." Subsequent purchase payments or transfers directed to the subaccounts will purchase subaccount accumulation units at the AUV next computed following our receipt of the purchase payment or transfer request in good order. The AUV will vary day to day.

--------------------------------------------------------------------------------
 WITHDRAWALS
--------------------------------------------------------------------------------

You may withdraw all or a portion of your account value at any time during the accumulation phase. If you participate in the contract through a 403(b) plan, certain restrictions apply. See "Restrictions on Withdrawals from 403(b) Plan Accounts."


ILIAC Growth Plus - 137343                       15

STEPS FOR MAKING A WITHDRAWAL

     o    Select the withdrawal amount.

          (1) Full Withdrawal: You will receive, reduced by any required withholding tax, your account value allocated to the subaccounts or the Guaranteed Account (plus or minus any applicable market value adjustment) and minus any applicable early withdrawal charge and annual maintenance fee.

          (2) Partial Withdrawal (Percentage or Specified Dollar Amount): You will receive, reduced by any required withholding tax, the amount you specify, subject to the value available in your account. However, the amount actually withdrawn from your account will be adjusted by any applicable early withdrawal charge and any positive or negative market value adjustment for amounts withdrawn from the Guaranteed Account. See Appendix I and the Guaranteed Account prospectus for more information about withdrawals from the Guaranteed Account.

     o Select investment options. If you do not specify this, we will withdraw dollars in the same proportion as the values you hold in the various investment options from each investment option in which you have an account value.

     o Properly complete a disbursement form and deliver it to our Customer Service Center.

RESTRICTIONS ON WITHDRAWALS FROM 403(B) PLAN ACCOUNTS. Under Section 403(b) contracts the withdrawal of salary reduction contributions and earnings on such contributions is generally prohibited prior to the participant's death, disability, attainment of age 59 1/2, separation from service or financial hardship. See "Taxation."

CALCULATION OF YOUR WITHDRAWAL. We determine your account value every normal business day after the close of the New York Stock Exchange (normally at 4:00 p.m. eastern time). We pay withdrawal amounts based on your account value as of the next valuation after we receive a request for withdrawal in good order at our Customer Service Center.

DELIVERY OF PAYMENT. Payments for withdrawal requests will be made in accordance with SEC requirements. Normally, your withdrawal amount will be sent no later than seven calendar days following our receipt of your properly-completed disbursement form in good order.

--------------------------------------------------------------------------------
 SYSTEMATIC DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

Systematic distribution options may be exercised at any time during the accumulation phase. The following systematic distribution options may be available:

     o SWO--Systematic Withdrawal Option. SWO is a series of automatic partial withdrawals from your account based on a payment method you select. Consider this option if you would like a periodic income while retaining investment flexibility for amounts accumulated in the account. An early withdrawal charge will not be deducted from and a market value adjustment will not be applied to any part of your account value paid under a SWO.

     o ECO--Estate Conservation Option. ECO offers the same investment flexibility as SWO, but is designed for those who want to receive only the minimum distribution that the Tax Code requires each year. Under ECO we calculate the minimum distribution amount required by law, generally at age 70 1/2, and pay you that amount once a year. ECO is not available under nonqualified contracts. An early withdrawal charge will not be deducted from and a market value adjustment will not be applied to any part of your account value paid under an ECO.


ILIAC Growth Plus - 137343                       16

OTHER SYSTEMATIC DISTRIBUTION OPTIONS. We may add additional systematic distribution options from time to time. You may obtain additional information relating to any of the systematic distribution options from your sales representative or by calling us at the number listed in "Contract
Overview--Questions: Contacting the Company."

SYSTEMATIC DISTRIBUTION OPTION AVAILABILITY. Withdrawals under a systematic distribution option are limited to your free withdrawal amount. See "Fees - Early Withdrawal Charge - Free Withdrawals." If allowed by applicable law, we may discontinue the availability of one or more of the systematic distribution options for new elections at any time and/or to change the terms of future elections.

ELIGIBILITY FOR A SYSTEMATIC DISTRIBUTION OPTION. To determine if you meet the age and account value criteria and to assess terms and conditions that may apply, contact your sales representative or the Company at the number listed in "Contract Overview--Questions: Contacting the Company."

TERMINATING A SYSTEMATIC DISTRIBUTION OPTION. You may revoke a systematic distribution option at any time by submitting a written request to our Customer Service Center. ECO, once revoked, may not, unless allowed under the Tax Code, be elected again.

CHARGES AND TAXATION. When you elect a systematic distribution option your account value remains in the accumulation phase and subject to the charges and deductions described in the "Fees" and "Fee Table" sections. Taking a withdrawal under a systematic distribution option, or later revoking the option, may have tax consequences. If you are concerned about tax implications, consult a qualified tax adviser before electing an option.

--------------------------------------------------------------------------------
 DEATH BENEFIT
--------------------------------------------------------------------------------

This section provides information about the death benefit during the accumulation phase. For death benefit information applicable to the income phase, see "The Income Phase."

TERMS TO UNDERSTAND:

ACCOUNT YEAR/ACCOUNT ANNIVERSARY: A period of 12 months measured from the date we established your account and each anniversary of this date. Account anniversaries are measured from this date.

ANNUITANT(S): The person(s) on whose life(lives) or life expectancy(ies) the income phase payments are based.

BENEFICIARY(IES): The person(s) or entity(ies) entitled to receive death benefit proceeds under the contract.

CLAIM DATE: The valuation date next following the date proof of death and the beneficiary's right to receive the death benefit are received in good order at our Customer Service Center. Please contact our Customer Service Center to learn what information is required for a request for payment of the death benefit to be in good order.

CONTRACT HOLDER (YOU/YOUR): The contract holder of an individually owned contract or the certificate holder of a group contract. The contract holder and annuitant may be the same person. MARKET VALUE ADJUSTMENT: An adjustment that may be made to amounts withdrawn from the Guaranteed Account. The adjustment may be positive or negative.

DURING THE ACCUMULATION PHASE

WHEN IS A DEATH BENEFIT PAYABLE? During the accumulation phase a death benefit is payable when the contract holder (or the annuitant, when the contract holder is a non-natural person) dies. If there are joint contract holders, the death benefit is payable when either one dies.


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WHO RECEIVES DEATH BENEFIT PROCEEDS? If you would like certain individuals or entities to receive the death benefit when it becomes payable, you may name them as your beneficiaries. However, if you are a joint contract holder and you die, the beneficiary will automatically be the surviving joint contract holder. In this circumstance any other beneficiary you have named will be treated as the primary or contingent beneficiary, as originally named, of the surviving joint contract holder. The surviving joint contract holder may change that beneficiary designation. If you die and no beneficiary exists, the death benefit will be paid in a lump sum to your estate.

DESIGNATING YOUR BENEFICIARY. You may designate a beneficiary on your application or by contacting your sales representative or us as indicated in "Contract Overview -- Questions: Contacting the Company."

DEATH BENEFIT AMOUNT. Upon the death of the Contract Holder (or the Annuitant when the Contract Holder is a non-natural person), the death benefit proceeds will be the greatest of:

     (1) The account value as of the valuation date next following our receipt at our Home Office of proof of death and election of the payment type to be made; or

     (2) The account value on the most recent seventh year anniversary of the effective date plus any purchase payments made after such effective date anniversary less any withdrawals and any amounts annuitized; or

     (3) The amount of the death benefit determined as of the valuation date corresponding to the date of death as follows:

          (i) Until the first effective date anniversary, the death benefit is equal to the purchase payments made by the Contract Holder during that year, less any withdrawals and any amounts annuitized.

     (4) For each year thereafter, the death benefit during the year is equal to the death benefit at the beginning of the year (see (ii) below) plus all purchase payments made during the year less any withdrawals and any amounts annuitized that year.

          (ii) On the anniversary of the effective date each year, the death benefit is determined as follows:

               (a) The death benefit on the previous effective date anniversary increased by the death benefit factor of 4%; plus

               (b) Purchase payments made by the Contract Holder during the year since the last anniversary of the effective date increased by the death benefit factor of 4% for the portion of the year since the purchase payment was made; less

               (c) Any withdrawals or amounts applied to an Annuity Option during the year increased by the death benefit factor of 4% for the portion of the year since the withdrawal or election of an Annuity Option.

Currently there is no limitation on the maximum death benefit payable; however, we reserve the right, in the future, to impose a limitation on the maximum allowable death benefit under sections (2) and (3) above.

The death benefit calculation described in (2) and (3) applies until the Contract Holder attains age 85. Thereafter, the death benefit is only adjusted for purchase payments, withdrawals and annuitizations. If the Contract Holder attains age 85 prior to the seventh anniversary of the effective date, the death benefit will be the greater of (1) or (3) above. If the Contract Holder is a non-natural person, the Death Benefit calculation will be based on the age of the Annuitant.

The excess, if any, of the guaranteed death benefit value over the account value is determined when we


ILIAC Growth Plus - 137343                       18
receive proof of death at our Home Office. Any excess amount is allocated to the Federated Prime Money Fund II Subaccount. The account value plus any excess amount deposited becomes the account value.

In the case of a spousal beneficiary who continues the Account in his or her own name, the death benefit shall be equal to the adjusted account value less any applicable deferred sales charge on any purchase payment made after we receive proof of death.

For amounts held in the Guaranteed Account, see Appendix I for a discussion of the calculation of death benefit proceeds.

GUARANTEED ACCOUNT. For amounts held in the Guaranteed Account, see Appendix I for a discussion of the calculation of the death benefit.

DEATH BENEFIT--METHODS OF PAYMENT

FOR QUALIFIED CONTRACTS. Under a qualified contract where the contract holder is a trust or an employer, if the annuitant dies, the beneficiary may choose one of the following three methods of payment:

     o Apply some or all of the account value, plus or minus any market value adjustment, to any of the income phase payment options (subject to the Tax Code distribution rules) See "Taxation--Required Minimum Distributions Requirements;"

     o Receive, at any time, a lump-sum payment equal to all or a portion of the account value, plus or minus any market value adjustment; or

     o Elect SWO or ECO (described in "Systematic Distribution Options"), provided the election would satisfy the Tax Code minimum distribution rules.

PAYMENTS FROM A SYSTEMATIC DISTRIBUTION OPTION. If the annuitant was receiving payments under a systematic distribution option and died before the Tax Code's required beginning date for minimum distributions, payments under the systematic distribution option will stop. The beneficiary, or contract holder on behalf of the beneficiary, may elect a systematic distribution option provided the election is permitted under the Tax Code minimum distribution rules. If the annuitant dies after the required beginning date for minimum distributions, payments will continue as permitted under the Tax Code minimum distribution rules, unless the option is revoked.

DISTRIBUTION REQUIREMENTS. Subject to Tax Code limitations, a beneficiary may be able to defer distribution of the death benefit. Death benefit payments must satisfy the distribution rules in Tax Code Section 401(a)(9). See "Taxation."

FOR NONQUALIFIED CONTRACTS.

     (1) If you die and the beneficiary is your surviving spouse, or if you are a non-natural person and the annuitant dies and the beneficiary is the annuitant's surviving spouse, then the beneficiary becomes the successor contract holder. In this circumstance the Tax Code does not require distributions under the contract until the successor contract holder's death.

          As the successor contract holder, the beneficiary may exercise all rights under the account and has the following options:

          (a)  Continue the contract in the accumulation phase;

          (b) Elect to apply some or all of the account value, plus or minus any market value adjustment, to any of the income phase payment options; or

          (c) Receive at any time a lump-sum payment equal to all or a portion of the account value, plus or any market value adjustment.


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


If you die and are not the annuitant, an early withdrawal charge will apply if a lump sum is elected.

     (2) If you die and the beneficiary is not your surviving spouse, he or she may elect option 1(b) or option 1(c) above (subject to the Tax Code distribution rules).

          In this circumstance the Tax Code requires any portion of the account value, plus or minus any market value adjustment, not distributed in installments over the beneficiary's life or life expectancy, beginning within one year of your death, must be paid within five years of your death. See "Taxation."

     (3) If you are a natural person but not the annuitant and the annuitant dies, the beneficiary may elect option 1(b) or 1(c) above. If the beneficiary does not elect option 1(b) within 60 days from the date of death, the gain, if any, will be included in the beneficiary's income in the year the annuitant dies

PAYMENTS FROM A SYSTEMATIC DISTRIBUTION OPTION. If the contract holder or annuitant dies and payments were made under SWO, payments will stop. A beneficiary, however, may elect to continue SWO.

TAXATION. In general, payments received by your beneficiary after your death are taxed to the beneficiary in the same manner as if you had received those payments. Additionally, your beneficiary may be subject to tax penalties if he or she does not begin receiving death benefit payments within the time-frame required by the Tax Code. See "Taxation."

--------------------------------------------------------------------------------
 THE INCOME PHASE
--------------------------------------------------------------------------------

During the income phase you stop contributing dollars to your account and start receiving payments from your accumulated account value.

INITIATING PAYMENTS. At least 30 days prior to the date you want to start receiving payments you must notify us in writing of all of the following:

     o    Payment start date;
     o Income phase payment option (see the income phase payment options table in this section);
     o Payment frequency (i.e., monthly, quarterly, semi-annually or annually);
     o Choice of fixed, variable or a combination of both fixed and variable payments; and
     o Selection of an assumed net investment rate (only if variable payments are elected).

Your account will continue in the accumulation phase until you properly initiate income phase payments. Once an income phase payment option is selected it may not be changed.

WHAT AFFECTS PAYMENT AMOUNTS. Some of the factors that may affect the amount of your income phase payments include your age, gender, account value, the income phase payment option selected, the number of guaranteed payments (if any) selected and whether you select fixed, variable or a combination of both fixed and variable payments and, for variable payments, the assumed net investment rate selected.

FIXED PAYMENTS. Amounts funding fixed income phase payments will be held in the Company's general account. The amount of fixed payments does not vary with investment performance over time.

VARIABLE PAYMENTS. Amounts funding your variable income phase payments will be held in the subaccount(s) you select. Not all subaccounts available during the accumulation phase may be available during the income phase. Payment amounts will vary depending upon the performance of the subaccounts you select. For variable income phase payments, you must select an assumed net investment rate.


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


ASSUMED NET INVESTMENT RATE. If you select variable income phase payments, you must also select an assumed net investment rate of either 5% or 3 1/2%. If you select a 5% rate, your first income phase payment will be higher, but subsequent payments will increase only if the investment performance of the subaccounts you selected is greater than 5% annually, after deduction of fees. Payment amounts will decline if the investment performance is less than 5%, after deduction of fees.

If you select a 3 1/2% rate, your first income phase payment will be lower and subsequent payments will increase more rapidly or decline more slowly depending upon changes to the net investment rate of the subaccounts you selected. For more information about selecting an assumed net investment rate, call us for a copy of the SAI. See "Contract Overview--Questions: Contacting the Company."

MINIMUM PAYMENT AMOUNTS. The income phase payment option you select must result in:

     o    A first income phase payment of at least $50; and
     o    Total yearly income phase payments of at least $250.

If your account value is too low to meet these minimum payment amounts, you will receive one lump-sum payment. Unless prohibited by law, we reserve the right to increase the minimum payment amount based on increases reflected in the Consumer Price Index-Urban (CPI-U) since July 1, 1993.

RESTRICTIONS ON START DATES AND THE DURATION OF PAYMENTS. Income phase payments may not begin during the first account year, or, unless we consent, later than the later of:

     (a) The first day of the month following the annuitant's 90th birthday; or
     (b) The tenth anniversary of the last purchase payment made to your account (fifth anniversary for contracts issued in Pennsylvania).

Income phase payments will not begin until you have selected an income phase payment option. Failure to select an income phase payment option by the later of the annuitant's 90th birthday or the tenth anniversary of your last purchase payment (the fifth anniversary for contracts issued in Pennsylvania) may have adverse tax consequences. You should consult with a qualified tax adviser if you are considering either of these courses of action.

For qualified contracts only, income phase payments may not extend beyond:

     (a)  The life of the annuitant;
     (b)  The joint lives of the annuitant and beneficiary;
     (c)  A guaranteed period greater than the annuitant's life expectancy; or
     (d) A guaranteed period greater than the joint life expectancies of the annuitant and beneficiary.

When income phase payments start the age of the annuitant plus the number of years for which payments are guaranteed may not exceed 95.

If income phase payments start when the annuitant is at an advanced age, such as over 85, it is possible that the contract will not be considered an annuity for federal tax purposes.

See "Taxation" for further discussion of rules relating to income phase payments.

CHARGES DEDUCTED. We make a daily deduction for mortality and expense risks from amounts held in the subaccounts. Therefore, if you choose variable income phase payments and a nonlifetime income phase payment option, we still make this deduction from the subaccounts you select, even though we no longer assume any mortality risks. We may also deduct a daily administrative charge from amounts held in the subaccounts. See "Fees."


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DEATH BENEFIT DURING THE INCOME PHASE. The death benefits that may be available to a beneficiary are outlined in the income phase payment options table below. If a lump-sum payment is due as a death benefit, we will make payment within seven calendar days after we receive proof of death acceptable to us and the request for the payment in good order at our Customer Service Center. Unless your beneficiary elects otherwise, the distribution will be made into an interest bearing account, backed by our general account, that is accessed by the beneficiary through a checkbook feature. The beneficiary may access death benefit proceeds at any time without penalty. Interest earned on this account may be less than interest paid on other settlement options. If continuing income phase payments are elected, the beneficiary may not elect to receive a lump sum at a future date unless the income phase payment option specifically allows a withdrawal right. We will calculate the value of any death benefit at the next valuation after we receive proof of death and a request for payment. Such value will be reduced by any payments made after the date of death.

BENEFICIARY RIGHTS. A beneficiary's right to elect an income phase payment option or receive a lump-sum payment may have been restricted by the contract holder. If so, such rights or options will not be available to the beneficiary.

PARTIAL ENTRY INTO THE INCOME PHASE. You may elect an income phase payment option for a portion of your account dollars, while leaving the remaining portion invested in the accumulation phase. Whether the Tax Code considers such payments taxable as income phase payments or as withdrawals is currently unclear; therefore, you should consult with a qualified tax adviser before electing this option. The same or different income phase payment option may be selected for the portion left invested in the accumulation phase.

TAXATION. To avoid certain tax penalties, you or your beneficiary must meet the distribution rules imposed by the Tax Code. Additionally, when selecting an income phase payment option, the Tax Code requires that your expected payments will not exceed certain durations. See "Taxation" for additional information.

INCOME PHASE PAYMENT OPTIONS

The following table lists the income phase payment options and accompanying death benefits available during the income phase. We may offer additional income phase payment options under the contract from time to time.

Once income phase payments begin the income phase payment option selected may not be changed.

TERMS TO UNDERSTAND:

ANNUITANT(S): The person(s) on whose life expectancy(ies) the income phase payments are based.

BENEFICIARY(IES): The person(s) or entity(ies) entitled to receive a death benefit under the contract.


--------------------------------------------------------------------------------
LIFETIME INCOME PHASE PAYMENT OPTIONS
--------------------------------------------------------------------------------
Life Income             LENGTH OF PAYMENTS: For as long as the annuitant lives.
                        It is possible that only one payment will be made if the
                        annuitant dies prior to the second payment's due date.
                        DEATH BENEFIT--NONE: All payments end upon the
                        annuitant's death.
--------------------------------------------------------------------------------
Life Income--           LENGTH OF PAYMENTS: For as long as the annuitant lives,
Guaranteed              with payments guaranteed for your choice of 5 to 30
Payments                years or as otherwise specified in the contract.
                        DEATH BENEFIT--PAYMENT TO THE BENEFICIARY:  If the
                        annuitant dies before we have made all the guaranteed
                        payments, we will continue to pay the beneficiary the
                        remaining payments, unless the beneficiary elects to
                        receive a lump-sum payment equal to the present value
                        of the remaining guaranteed payments.
--------------------------------------------------------------------------------
Life Income--           LENGTH OF PAYMENTS:  For as long as either annuitant
Two Lives               lives. It is possible that only one payment will be made
                        if both annuitants die before the second payment's due
                        date.
                        CONTINUING PAYMENTS: When you select this option you
                        choose for:
                        (a) 100%, 66 2/3% or 50% of the payment to continue to
                            the surviving annuitant after the first death; or
--------------------------------------------------------------------------------


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--------------------------------------------------------------------------------
                        (b) 100% of the payment to continue to the annuitant on
                            the second annuitant's death, and 50% of the
                            payment to continue to the second annuitant on the annuitant's death.
                        DEATH BENEFIT -- NONE:  All payments end upon the death
                        of both annuitants.
--------------------------------------------------------------------------------
Life Income --          LENGTH OF PAYMENTS:  For as long as either annuitant
Two Lives --            lives, with payments guaranteed from 5 to 30 years or as
Guaranteed              otherwise specified in the contract.
Payments                CONTINUING PAYMENTS:  100% of the payment to continue to
                        the surviving annuitant after thefirst death.
                        DEATH BENEFIT -- PAYMENT TO THE BENEFICIARY: If both
                        annuitants die before we have made all the guaranteed
                        payments, we will continue to pay the beneficiary the
                        remaining payments, unless the beneficiary elects to
                        receive a lump-sum payment equal to the present value of
                        the remaining guaranteed payments.
--------------------------------------------------------------------------------
Life Income -- Cash     LENGTH OF PAYMENTS:  For as long as the annuitant lives.
Refund Option           DEATH BENEFIT -- PAYMENT TO THE BENEFICIARY: Following
(limited availability   the annuitant's death, we will pay a lump-sum payment
fixed payment only)     equal to the amount originally applied to the income
                        phase payment option -- (less any premium tax) and less
                        the total amount of income payments paid.
--------------------------------------------------------------------------------
Life Income-- Two       LENGTH OF PAYMENTS: For as long as either annuitant
Lives--Cash Refund      lives.
Option (limited         CONTINUING PAYMENTS:  100% of the payment to continue
availability -- fixed   after the first death.
payment only)           DEATH BENEFIT -- PAYMENT TO THE BENEFICIARY:  When both
                        annuitants die we will pay a lump-sum payment equal to
                        the amount applied to the income phase payment option
                        (less any premium tax)and less the total amount of
                        income payments paid.
--------------------------------------------------------------------------------
NONLIFETIME INCOME PHASE PAYMENT OPTION
--------------------------------------------------------------------------------
Nonlifetime--           LENGTH OF PAYMENTS: You may select payments for 5 to 30
Guaranteed              years. In certain cases a lump-sum payment may be
Payments                requested at any time (see below).
                        DEATH BENEFIT--PAYMENT TO THE BENEFICIARY:  If the
                        annuitant dies before we make all the guaranteed
                        payments, we will continue to pay the
                        beneficiary the remaining payments, unless the
                        beneficiary elects to receive a lump-sum payment equal
                        to the present value of the remaining guaranteed
                        payments. We will not impose any early withdrawal
                        charge.
--------------------------------------------------------------------------------
LUMP-SUM PAYMENT: If the "Nonlifetime--Guaranteed Payments" option is elected with variable payments, you may request at any time that all or a portion of the present value of the remaining payments be paid in one lump sum. Any such lump-sum payment will be treated as a withdrawal during the accumulation phase and we will charge any applicable early withdrawal charge. See "Fees--Early Withdrawal Charge." Lump-sum payments will be sent within seven calendar days after we receive the request for payment in good order at the Customer Service Center.
--------------------------------------------------------------------------------
CALCULATION OF LUMP-SUM PAYMENTS. If a lump-sum payment is available under the income phase payment options above, the rate used to calculate the present value of the remaining guaranteed payments is the same rate we used to calculate the income phase payments (i.e., the actual fixed rate used for fixed payments or the 3 1/2% or 5% assumed net investment rate used for variable payments).

--------------------------------------------------------------------------------
TAXATION
--------------------------------------------------------------------------------

INTRODUCTION
This section discusses our understanding of current federal income tax laws affecting the contract. You should keep the following in mind when reading it:

     o Your tax position (or the tax position of the designated beneficiary, as applicable) determines federal taxation of amounts held or paid out under the contract;


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


     o Tax laws change. It is possible that a change in the future could affect contracts issued in the past;

     o This section addresses federal income tax rules and does not discuss federal estate and gift tax implications, state and local taxes, foreign taxes or any other tax provisions; and

     o We do not make any guarantee about the tax treatment of the contract or transactions involving the contract.

We do not intend this information to be tax advice. For advice about the effect of federal income taxes or any other taxes on amounts held or paid out under the contract, consult a tax adviser. For more comprehensive information, contact the Internal Revenue Service (IRS).

TYPES OF CONTRACTS: NON-QUALIFIED OR QUALIFIED

The Contract may be purchased on a non-tax-qualified basis or purchased on a tax-qualified basis. Non-qualified contracts are purchased with after tax contributions and are not related to retirement plans that receive special income tax treatment under the Code.

Qualified Contracts are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans that are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(a), 403(b), 408, 408A or 457 of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or annuity payments, depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on your tax status. In addition, certain requirements must be satisfied in purchasing a qualified Contract with proceeds from a tax-qualified plan in order to continue receiving favorable tax treatment. Some retirement plans are subject to additional distribution and other requirements that are not incorporated into our Contract. Because the Plan is not part of the Contract, we are not bound by any Plan's terms or conditions. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law. Therefore, you should seek competent legal and tax advice regarding the suitability of a Contract for your particular situation. The following discussion assumes that qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAXATION OF NON-QUALIFIED CONTRACTS
     TAXATION PRIOR TO DISTRIBUTION
     We believe that if you are a natural person you will generally not be taxed on increases in the value of a non-qualified Contract until a distribution or transfer occurs or until annuity payments begin. This assumes that the Contract will qualify as an annuity contract for federal income tax purposes. For these purposes, the agreement to assign or pledge any portion of the contract value generally will be treated as a distribution. In order to receive deferral of taxation, the following requirements must be satisfied:

         DIVERSIFICATION. Internal Revenue Code Section 817(h) requires investments of a variable account be adequately diversified in order for a contract to be treated as an annuity contract for federal income tax purposes. The Treasury has issued regulations which set the standards for measuring the adequacy of any diversification. To be adequately diversified, each variable investment option must meet certain tests. Each sub-account's corresponding fund has represented that it will meet the diversification standards that apply to your policy. We therefore believe that Variable Annuity Account I, through the subaccounts, will satisfy these diversification requirements.

         INVESTOR CONTROL. Although earnings under non-qualified contracts are generally not taxed until withdrawn, the Internal Revenue Service (IRS) has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of investment control over the assets. In these circumstances, income and gains from the separate account assets would be currently includible in the variable contract owner's gross income. Future guidance regarding the extent to which owners could direct their investments among subaccounts without being treated as owners of the underlying assets of the separate account, may adversely affect the tax treatment


ILIAC Growth Plus - 137343                       24
of existing contracts. The Company therefore reserves the right to modify the contract as necessary to attempt to prevent the contract holder from being considered the federal tax owner of a pro rata share of the assets of the separate account.

         REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any non-qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of your death. The non-qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such distribution provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise. See "Death Benefit Choices" for additional information on required distributions from non-qualified contracts.

         NON-NATURAL PERSONS. The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the contract value over the "investment in the contract" (generally, the premiums or other consideration you paid for the contract less any nontaxable withdrawals) during the taxable year. There are some exceptions to this rule and a prospective contract owner that is not a natural person may wish to discuss these with a tax adviser.

         DELAYED ANNUITY STARTING DATE. If the Contract's annuity starting date occurs (or is scheduled to occur) at a time when the annuitant has reached an advanced age (e.g., age 85), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in your income

     TAXATION OF DISTRIBUTIONS
         GENERAL. When a withdrawal from a non-qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the contract value (unreduced by the amount of any surrender charge) immediately before the distribution over the contract owner's investment in the contract at that time. Investment in the contract is generally equal to the amount of all contributions to the contract, plus amounts previously included in your gross income as the result of certain loans, assignments or gifts, less the aggregate amount of non-taxable distributions previously made. The contract value that applies for this purpose is unclear in some respects. For example, the market value adjustment could increase the contract value that applies. Thus, the income on the Contracts could be higher than the amount of income that would be determined without regard to such benefits. As a result, you could have higher amounts of income than will be reported to you.

In the case of a surrender under a non-qualified Contract, the amount received generally will be taxable only to the extent it exceeds the contract owner's cost basis in the contract.

         10% PENALTY TAX. A distribution from a non-qualified Contract may be subject to a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

     o    made on or after the taxpayer reaches age 59 1/2;

     o    made on or after the death of a contract owner;

     o    attributable to the taxpayer's becoming disabled; or

     o made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax adviser should be consulted with regard to exceptions from the penalty tax.


ILIAC Growth Plus - 137343                       25

         TAX-FREE EXCHANGES. Section 1035 of the Tax Code permits the exchange of a life insurance, endowment or annuity contract for an annuity contract on a tax-free basis. In such instance, the "investment in the contract" in the old contract will carry over to the new contract. You should consult with your tax advisor regarding procedures for making Section 1035 exchanges.

If your Contract is purchased through a tax-free exchange of a life insurance, endowment or annuity contract that was purchased prior to August 14, 1982, then any distributions other than annuity payments will be treated, for tax purposes, as coming:

     o First, from any remaining "investment in the contract" made prior to August 14, 1982 and exchanged into the Contract;

     o Next, from any "income on the contract" attributable to the investment made prior to August 14, 1982;

     o    Then, from any remaining "income on the contract;" and

     o    Lastly, from any remaining "investment in the contract."

The IRS has concluded that in certain instances, the partial exchange of a portion of one annuity contract for another contract will be tax-free. However, the IRS has reserved the right to treat transactions it considers abusive as ineligible for favorable partial 1035 tax-free exchange treatment. It is not certain whether the IRS would treat an immediate withdrawal or annuitization after a partial exchange as abusive. In addition, it is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract directly into an immediate annuity. Currently, we will accept a partial 1035 exchange from a non-qualified annuity into a deferred annuity or an immediate annuity as a tax-free transaction unless we believe that we would be expected to treat the transaction as abusive. We are not responsible for the manner in which any other insurance company, for tax reporting purposes, or the IRS, with respect to the ultimate tax treatment, recognizes or reports a partial exchange. We strongly advise you to discuss any proposed 1035 exchange with your tax advisor prior to proceeding with the transaction.

         TAXATION OF ANNUITY PAYMENTS. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. The tax treatment of partial annuitizations is unclear. We currently treat any partial annuitizations, as withdrawals rather than as annuity payments. Please consult your tax adviser before electing a partial annuitization.

         DEATH BENEFITS. Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments. Special rules may apply to amounts distributed after a Beneficiary has elected to maintain Contract value and receive payments. The Contract offers a death benefit (including the benefit provided by the earnings multiplier benefit rider) that may exceed the greater of the premium payments and the contract value. Certain charges are imposed with respect to the death benefit. It is possible that these charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the Contract.

         ASSIGNMENTS AND OTHER TRANSFERS. A transfer, pledge or assignment of ownership of a Contract, or the designation of an annuitant or payee other than an owner, may result in certain tax consequences to you that are not discussed herein. A contract owner contemplating any such transfer, pledge, assignment, or designation or exchange, should consult a tax adviser as to the tax consequences.


ILIAC Growth Plus - 137343                       26

         IMMEDIATE ANNUITIES. Under section 72 of the Tax Code, an immediate annuity means an annuity (1) which is purchased with a single premium, (2) with annuity payments starting within one year from the date of purchase, and (3) which provides a series of substantially equal periodic payments made annually or more frequently. Treatment as an immediate annuity will have significance with respect to exceptions from the 10% early withdrawal penalty, to contracts owned by non-natural persons, and for certain policy exchanges.

         MULTIPLE CONTRACTS. The tax law requires that all non-qualified deferred annuity contracts that are issued by a company or its affiliates to the same contract owner during any calendar year are treated as one non-qualified deferred annuity contract for purposes of determining the amount includible in such contract owner's income when a taxable distribution occurs.

         WITHHOLDING. We will withhold and remit to the U.S. government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. Withholding will be mandatory, however, if the distributee fails to provide a valid taxpayer identification number or if we are notified by the IRS that the taxpayer identification number we have on file is incorrect. The withholding rates applicable to the taxable portion of periodic annuity payments are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment.

TAXATION OF QUALIFIED CONTRACTS
         GENERAL
         The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from: contributions in excess of specified limits; distributions before age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Contract owners, annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents.

You will not generally pay taxes on earnings from the annuity contract described in this prospectus until they are withdrawn. When an annuity contract is used to fund one of these tax qualified retirement arrangements, you should know that the annuity contract does not provide any additional tax deferral of earnings beyond the tax deferral provided by the tax-qualified retirement arrangement. Tax-qualified retirement arrangements under Tax Code sections 401(a), 401(k), 403(a), 403(b) or governmental 457 plans also generally defer payment of taxes on earnings until they are withdrawn (or in the case of a non-governmental 457 plan, paid or made available to you or a designated beneficiary). However, annuities do provide other features and benefits which may be valuable to you. You should discuss your alternatives with your local representative.

         DISTRIBUTIONS - GENERAL
         For qualified plans under Section 401(a) and 403(b), the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the plan participant for whose benefit the contract is purchased (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the plan participant reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than by April 1 of the calendar year following the calendar year in which the individual contract owner reaches age 70 1/2. Roth IRAs under Section 408A do not


ILIAC Growth Plus - 137343                       27
require distributions at any time before the contract owner's death. Please note that required minimum distributions under qualified Contracts may be subject to surrender charges and/or market value adjustment, in accordance with the terms of the Contract. This could affect the amount that must be taken from the Contract in order to satisfy required minimum distributions.

         DIRECT ROLLOVERS
         If the Contract is used in connection with a pension, profit-sharing, or annuity plan qualified under sections 401(a) or 403(a) of the Code, or is a tax-sheltered annuity under section 403(b) of the Code, or is used with an eligible deferred compensation plan that has a government sponsor and that is qualified under section 457(b), any "eligible rollover distribution" from the Contract will be subject to the direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under section 401(a) of the Code, qualified annuity plan under section 403(a) of the Code, section 403(b) annuity or custodial account, or an eligible section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under section 401(a)(9) of the Code, distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain qualified plans. Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or us) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

         CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS
         Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant, or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits before transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

         INDIVIDUAL RETIREMENT ANNUITIES - GENERAL
         Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. Also, amounts in another IRA or individual retirement account can be rolled over or transferred tax-free to an IRA. There are significant restrictions on rollover or transfer contributions from Savings Incentive Match Plans for Employees (SIMPLE), under which certain employers may provide contributions to IRAs on behalf of their employees, subject to special restrictions. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. If you make a tax-free rollover of a distribution from any of these IRAs, you may not make another tax-free rollover from the IRA within a 1-year period. Sales of the Contract for use with IRAs may be subject to special requirements of the IRS.

         INDIVIDUAL RETIREMENT ANNUITIES - DISTRIBUTIONS
         All distributions from a traditional IRA are taxed as received unless either one of the following is true:

     o The distribution is rolled over to a plan eligible to receive rollovers or to another traditional IRA or


ILIAC Growth Plus - 137343                       28
          certain qualified plans in accordance with the Tax Code; or

     o You made after-tax contributions to the IRA. In this case, the distribution will be taxed according to rules detailed in the Tax Code.

To avoid certain tax penalties, you and any designated beneficiary must also meet the required minimum distributions requirements imposed by the Tax Code. The requirements do not apply to Roth IRA contracts while the owner is living. These rules may dictate the following:

     o    Start date for distributions;

     o The time period in which all amounts in your account(s) must be distributed; and

     o    Distribution amounts.

Generally, you must begin receiving distributions from a traditional IRA by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. We must pay out distributions from the contract over a period not extending beyond one of the following time periods:

     o Over your life or the joint lives of you and your designated beneficiary; or

     o Over a period not greater than your life expectancy or the joint life expectancies of you and your designated beneficiary.

The amount of each periodic distribution must be calculated in accordance with IRS regulations. If you fail to receive the required minimum required distribution for any tax year, a 50% excise tax may be imposed on the required amount that was not distributed.

The following applies to the distribution of death proceeds under 408(b) and 408A (Roth IRA - See below) plans. Different distribution requirements apply after your death.

If your death occurs on or after you begin receiving minimum distributions under the contract, distributions must be made at least as rapidly as under the method in effect at the time of your death. Code section 401(a)(9) provides specific rules for calculating the required minimum distributions at your death. The death benefit under the contract and also certain other contract benefits, such as living benefits, may affect the amount of the required minimum distribution that must be taken.

If your death occurs before you begin receiving minimum distributions under the contract, your entire balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. For example, if you die on September 1, 2005, your entire balance must be distributed to the designated beneficiary by December 31, 2010. However, if distributions begin by December 31 of the calendar year following the calendar year of your death, and you have named a designated beneficiary, then payments may be made over either of the following time frames:

     o    Over the life of the designated beneficiary; or

     o Over a period not extending beyond the life expectancy of the designated beneficiary.

If the designated beneficiary is your spouse, distributions must begin on or before the later of the following:

     o December 31 of the calendar year following the calendar year of your death; or

     o December 31 of the calendar year in which you would have attained age 70 1/2.

         ROTH IRAS - GENERAL
         Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA.


ILIAC Growth Plus - 137343                       29

Contributions to a Roth IRA, which are subject to limits on the amount of the contributions and the persons who may be eligible to contribute, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. Certain qualifying individuals may convert an IRA, SEP, or SIMPLE IRA, to a Roth IRA. Such rollovers and conversions are subject to tax, and other special rules may apply. If you make a tax-free rollover of a distribution from a Roth IRA to another Roth IRA, you may not make another tax-free rollover from the Roth IRA from which the rollover was made within a 1-year period. A 10% penalty may apply to amounts attributable to a conversion to a Roth IRA if the amounts are distributed during the five taxable years beginning with the year in which the conversion was made.

         ROTH IRAS - DISTRIBUTIONS
         A qualified distribution from a Roth IRA is not taxed when it is received. A qualified distribution is a distribution:

     o Made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA of the owner; and

     o Made after you attain age 59 1/2, die, become disabled as defined in the Tax Code, or for a qualified first-time home purchase.

If a distribution is not qualified, it will be taxable to the extent of the accumulated earnings. Under special ordering rules, a partial distribution will first be treated generally as a return of contributions which is not taxable and then as taxable accumulated earnings.

         TAX SHELTERED ANNUITIES - GENERAL
         The Contracts may be used by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans that are intended to qualify as plans entitled to special income tax treatment under Code section 403(b) plans. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, to a Contract that will provide an annuity for the employee's retirement. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from: contributions in excess of specified limits; distributions before age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and other specified circumstances. 403(b) plans may be subject to additional distribution and other requirements that are not incorporated into our Contract.

In addition, the Treasury proposed 403(b) regulations in November, 2004 which, if finalized, do not take effect until after 2005. These proposed regulations may not be relied upon until they become final. The proposed regulations include rules governing the ability of a 403(b) plan to be terminated which would entitle a participant to a distribution, a revocation of IRS Revenue Ruling 90-204 which would increase restrictions on a participant's right to transfer his or her 403(b) account, the imposition of withdrawal restrictions on non-salary reduction amounts, as well as other changes. As a result, no attempt is made to provide more than general information about the use of the Contracts with 403(b) plans. Contract owners, annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under these 403(b) plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but we are not bound by the terms and conditions of such plans to the extent such terms contradict the Contract. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law. You should seek competent legal and tax advice regarding the suitability of a Contract for your particular situation. The following discussion assumes that Contracts are purchased with proceeds from and/or contributions under 403(b) plans that qualify for the intended special federal income tax treatment.

         TAX SHELTERED ANNUITIES - LOANS
         Loans may be available if you purchased your contract in connection with a non-ERISA plan qualified under Section 403(b) of the Code ("TSA"). We do not currently permit loans under Section 403(b) Contracts that are subject to ERISA. If your Contract was issued in connection with a TSA and the terms


ILIAC Growth Plus - 137343                       30
of your plan permit, you may take a loan from us, using your surrender value as collateral for the loan. Loans are subject to the terms of the Contract, your 403(b) plan, the Code and other federal and state regulations. The amount and number of loans outstanding at any one time under your TSA are limited, whether under our contracts or those of other carriers. We may modify the terms of a loan to comply with changes in applicable law. Various mandatory repayment requirements apply to loans, and failure to repay generally would result in income to you and the potential application of tax penalties. We urge you to consult with a qualified tax advisor prior to effecting a loan transaction under your Contract. We may apply additional restrictions or limitations on loans, and you must make loan requests in accordance with our administrative practices and loan request procedures in effect at the time you submit your request. Read the terms of the loan agreement before submitting any request.

Any outstanding loan balance impacts the following:

     o Withdrawals and Charges: We determine amounts available for maximum withdrawal amounts, free partial withdrawals, systematic withdrawals and waiver of administrative charges by reducing the otherwise applicable amounts by the amount of any outstanding loan balance.

     o Death Benefits, Annuitization and Surrenders: We deduct the outstanding loan balance from any amounts otherwise payable and in determining the amount available for annuitization.

         TAX SHELTERED ANNUITIES - DISTRIBUTIONS
         All distributions from Section 403(b) plans are taxed as received unless either of the following is true:

     o The distribution is rolled over to another plan eligible to receive rollovers or to a traditional individual retirement annuity/account
          (IRA) in accordance with the Tax Code; or

     o You made after-tax contributions to the plan. In this case, the amount will be taxed according to rules detailed in the Tax Code.

Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 70 1/2 or retire, whichever occurs later, unless you had amounts under the contract as of December 31, 1986. In this case, distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75 or retire, if later. The death benefit under the contract and also certain other contract benefits, such as the living benefits, may affect the amount of the required minimum distribution that must be taken. If you take any distributions in excess of the required minimum amount, then special rules require that some or all of the December 31, 1986 balance be distributed earlier.

TAX CONSEQUENCES OF ENHANCED DEATH BENEFIT
The Contract offers a death benefit (including the benefit provided by the earnings multiplier benefit rider) that may exceed the greater of the premium payments and the contract value. It is possible that the IRS could characterize such a death benefit as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in currently taxable income to participants. Also, as stated above, the presence of the death benefit, as well as certain other contract benefits, could affect the amount of required minimum distributions.

OTHER TAX CONSEQUENCES
As noted above, the foregoing comments about the federal tax consequences under the Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the federal income tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each contract owner or recipient of the distribution. A competent tax adviser should be consulted for further information.


ILIAC Growth Plus - 137343                       31

POSSIBLE CHANGES IN TAXATION
Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective before the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Contract.

FEDERAL INCOME TAX WITHHOLDING
We will withhold and remit to the U.S. government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax, as explained above. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including withdrawals prior to the annuity starting date) and conversions of, and rollovers from, non-Roth IRAs to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

ASSIGNMENTS
Adverse tax consequences to the plan and/or to you may result if your beneficial interest in the contract is assigned or transferred to persons other than: a plan participant as a means to provide benefit payments; an alternate payee under a qualified domestic relations order in accordance with code section 414(p); or to the Company as collateral for a loan.

TAXATION OF COMPANY
We are taxed as a life insurance company under the Tax Code. The Separate Account is not a separate entity from us. Therefore, it is not taxed separately as a "regulated investment company," but is taxed as part of the Company.

We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the contracts. In addition, any foreign tax credits attributable to the separate account will be first used to reduce any income taxes imposed on the separate account before being used by the Company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make any provision for such taxes. However, changes in federal tax laws and/or their interpretation may result in our being taxed on income or gains attributable to the separate account. In this case, we may impose a charge against the separate account (with respect to some or all of the contracts) to set aside provisions to pay such taxes. We may deduct this amount from the separate account, including from your account value invested in the subaccounts.

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THE COMPANY

Prior to January 1, 2006, the contracts were issued by ING Insurance Company of America ("IICA"), a wholly owned subsidiary of ours. IICA was a life insurance company organized under the insurance laws of the State of Connecticut in 1990 and redomesticated under the insurance laws of the State of Florida on January 5, 2000. Prior to May 1, 2002, IICA was known as Aetna Insurance Company of America. Effective December 31, 2005, IICA merged with and into ILIAC, and ILIAC assumed responsibility for IICA's obligations under the contracts.


ILIAC Growth Plus - 137343                       32

ILIAC is a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976 and an indirect wholly-owned subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management. Through a merger, ILIAC's operations include the business of Aetna Variable Annuity Life Insurance Company (formerly known as Participating Annuity Life Insurance Company, an Arkansas life insurance company organized in 1954). Prior to May 1, 2002, ILIAC was known as Aetna Life Insurance and Annuity Company.

We are engaged in the business of selling life insurance and annuities. Our principal executive offices are located at:

                              151 Farmington Avenue
                           Hartford, Connecticut 06156

VARIABLE ANNUITY ACCOUNT I

Variable Annuity Account I was established as a separate account in 1994. Prior to January 1, 2006, Variable Annuity Account I was known as Variable Annuity Account I (a Separate Account of ING Insurance Company of America). In connection with the merger of IICA with and into ILIAC, the separate account was transferred to ILIAC on December 31, 2005, and renamed Variable Annuity Account I (a Separate Account of ING Life Insurance and Annuity Company). Variable Annuity Account I is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act"). Variable Annuity Account I is a separate investment account used for our variable annuity contracts. We own all the assets in Variable Annuity Account I but such assets are kept separate from our other accounts.

Variable Annuity Account I is divided into subaccounts. Each subaccount invests exclusively in shares of one mutual fund investment portfolio of a Trust or Fund. Each investment portfolio has its own distinct investment objectives and policies. Income, gains and losses, realized or unrealized, of a portfolio are credited to or charged against the corresponding subaccount of Variable Annuity Account I without regard to any other income, gains or losses of the Company. Assets equal to the reserves and other contract liabilities with respect to each are not chargeable with liabilities arising out of any other business of the Company. They may, however, be subject to liabilities arising from subaccounts whose assets we attribute to other variable annuity contracts supported by Variable Annuity Account I. If the assets in Variable Annuity Account I exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits and make all payments provided under the Contracts.

NOTE: We currently offer other variable annuity contracts that invest in Variable Annuity Account I but are not discussed in this prospectus. Variable Annuity Account I may also invest in other investment portfolios which are not available under your Contract. Under certain circumstances, we may make certain changes to the subaccounts. For more information, see "The Annuity Contract -- Addition, Deletion or Substitution of Subaccounts and Other Changes."

Although we hold title to the assets of the separate account, such assets are not chargeable with the liabilities of any other business that we conduct. Income, gains or losses of the separate account are credited to or charged against the assets of the separate account without regard to other income, gains or losses of the Company. All obligations arising under the contract are obligations of the Company.

CONTRACT DISTRIBUTION

The Company's subsidiary, ING Financial Advisers, LLC, serves as the principal underwriter for the contracts. ING Financial Advisers, LLC, a Delaware limited liability Company, is registered as a broker-dealer with the SEC. ING Financial Advisers, LLC is also a member of the National Association of Securities Dealers, Inc. (NASD) and the Securities Investor Protection Corporation. ING Financial Advisers, LLC's principal office is located at 151 Farmington Avenue, Hartford, Connecticut 06156.


ILIAC Growth Plus - 137343                       33

The contracts are offered to the public by individuals who are registered representatives of ING Financial Advisers, LLC or of other broker-dealers which have entered into a selling arrangement with ING Financial Advisers, LLC. We refer to ING Financial Advisers, LLC and the other broker-dealers selling the contracts as "distributors." All registered representatives selling the contracts must also be licensed as insurance agents for the Company.

Broker-dealers which have or may enter into selling agreements with ING Financial Advisers, LLC include the following broker-dealers which are affiliated with the Company:

         Bancnorth Investment Group, Inc.
         Baring Investment Services, Inc.
         Directed Services, Inc.
         Financial Network Investment Corporation
         Guaranty Brokerage Services, Inc.
         ING America Equities, Inc.
         ING DIRECT Securities, Inc.
         ING Financial Markets, LLC
         ING Financial Partners, Inc.
         ING Funds Distributor, LLC
         ING Investment Management Services, LLC
         Multi-Financial Securities Corporation
         PrimeVest Financial Services, Inc.
         Systematized Benefits Administrators, Inc.

Registered representatives of distributors who solicit sales of the contracts typically receive a portion of the compensation paid to the distributor in the form of commissions or other compensation, depending upon the agreement between the distributor and the registered representative. This compensation, as well as other incentives or payments, is not paid directly by contract owners or the separate account. We intend to recoup this compensation and other sales expenses paid to distributors through fees and charges imposed under the contracts.

COMMISSION PAYMENTS. Persons who offer and sell the contracts may be paid a commission. The maximum percentage amount that may be paid with respect to a given purchase payment is the first-year percentage which ranges from 0% to a maximum of 6.5% of the first year of purchase payments to an account. Renewal commissions paid on payments made after the first year and asset-based service fees may also be paid. In addition, we may also pay ongoing annual compensation of up to 0.40% of assets attributable to purchase payments (which, when combined, could exceed 6.5% of purchase payments). Individual registered representatives may receive all or a portion of compensation paid to their distributor, depending upon the firm's practices. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, we may also pay or allow other promotional incentives or payments in the form of cash payments or other compensation to distributors, which may require the registered representative to attain a certain threshold of sales of Company products We may also enter into special compensation arrangements with certain distributors based on those firms' aggregate or anticipated sales of the contracts or other criteria. These special compensation arrangements will not be offered to all distributors, and the terms of such arrangements may differ among distributors based on various factors. Any such compensation payable to a distributor will not result in any additional direct charge to you by us.

Some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips, and we may also pay for some sales personnel to attend educational and/or business seminars. Any such compensation will be paid in accordance with SEC and NASD rules. Management personnel of the Company, and of its affiliated broker-dealers, may receive additional compensation if the overall amount of investments in funds advised by the Company or its affiliates meets certain target levels or increases over time. Compensation for certain management personnel, including sales management personnel, may be enhanced if the overall amount of investments in the contracts and other products issued or advised by the Company or its affiliates increases over time. Certain sales management


ILIAC Growth Plus - 137343                       34
personnel may also receive compensation that is a specific percentage of the commissions paid to distributors or of purchase payments received under the contracts.

In addition to direct cash compensation for sales of contracts described above, distributors may also be paid additional compensation or reimbursement of expenses for their efforts in selling contracts to you and other customers. These amounts may include:

     o Wholesaling fees calculated as a percentage of the commissions paid to distributors or of purchase payments received under the contracts;

     o    Marketing allowances;

     o Education and training allowances to facilitate our attendance at certain educational and training meetings to provide information and training about our products, including holding training programs at our expense;

     o Sponsorship payments to support attendance at meetings by registered representatives who sell our products;

     o Reimbursement for the cost of attendance by registered representatives at conventions that we sponsor;

     o Loans or advances of commissions in anticipation of future receipt of premiums (a form of lending to registered representatives). These loans may have advantageous terms, such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which may be conditioned on contract sales.

We pay dealer concessions, wholesaling fees, overrides, bonuses, other allowances and benefits and the costs of all other incentives or training programs from our resources, which include the fees and charges imposed under the contracts.

The following is a list of the top 25 selling firms that, during 2004, received the most compensation, in the aggregate, from us in connection with the sale of registered variable annuity contracts issued by the Company, ranked by total dollars received.

1. Lincoln Investment Planning Inc.         14.Proequities, Inc.
2. Symetra Investment Services, Inc.        15.Investment Professionals, Inc.
3. SunAmerica Securities, Inc.              16.Jefferson Pilot Securities
                                                Corporation
4. Securities America, Inc.                 17.McGinn, Smith & Co., Inc.
5. ING Financial Partners, Inc.             18.Linsco/Private Ledger Corporation
6. Financial Network Investment Corporation 19.Queens Road Securities
7. Investacorp Inc.                         20.A.G. Edwards & Sons
8. Huckin Financial Group                   21.Horan Securities, Inc.
9. National Planning Corporation            22.Lincoln Financial Advisors
                                                Corporation
10.Walnut Street Securities, Inc.           23.Securities Service Network, Inc.
11.NIA Securities, L.L.C.                   24.Woodbury Financial Services, Inc.
12.MML Investors Services, Inc.             25.M Holdings Securities, Inc.
13.Cadaret, Grant & Co., Inc.

If the amounts paid to ING Financial Advisers, LLC, were included in the table above, the amounts paid to ING Financial Advisers, LLC would be at the top of the list.

This is a general discussion of the types and levels of compensation paid by us for the sale of our variable annuity contracts. It is important for you to know that the payment of volume or sales-based compensation to a distributor or registered representative may provide that registered representative a financial incentive to promote our contracts over those of another Company, and may also provide a financial


ILIAC Growth Plus - 137343                       35
incentive to promote one of our contracts over another.

The names of the distributor and the registered representative responsible for your account are stated in your enrollment materials.

THIRD PARTY COMPENSATION ARRANGEMENTS. Occasionally:

     o Commissions and fees may be paid to distributors affiliated or associated with the contract holder, you and/or other contract participants; and/or

     o The Company may enter into agreements with entities associated with the contract holder, you and/or other participants. Through such agreements, we may pay the entities for certain services in connection with administering the contract.

In both these circumstances there may be an understanding that the distributor or entities would endorse us as a provider of the contract. You will be notified if you are purchasing a contract that is subject to these arrangements.

PAYMENT DELAY OR SUSPENSION

We reserve the right to suspend or postpone the date of any payment of benefits or values under any one of the following circumstances:

     o On any valuation date when the New York Stock Exchange is closed (except customary weekend and holiday closings) or when trading on the New York Stock Exchange is restricted;

     o When an emergency exists as determined by the SEC so that disposal of the securities held in the subaccounts is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the subaccount's assets; or

     o During any other periods the SEC may by order permit for the protection of investors.

The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

VOTING RIGHTS

Each of the subaccounts holds shares in a fund and each is entitled to vote at regular and special meetings of that fund. Under our current view of applicable law, we will vote the shares for each subaccount as instructed by persons having a voting interest in the subaccount. If you are a contract holder under a group contract, you have a fully vested interest in the contract and may instruct the group contract holder how to direct the Company to cast a certain number of votes. We will vote shares for which instructions have not been received in the same proportion as those for which we received instructions. Each person who has a voting interest in the separate account will receive periodic reports relating to the funds in which he or she has an interest, as well as any proxy materials and a form on which to give voting instructions. Voting instructions will be solicited by a written communication at least 14 days before the meeting.

The number of votes (including fractional votes) you are entitled to direct will be determined as of the record date set by any fund you invest in through the subaccounts.

     o During the accumulation phase the number of votes is equal to the portion of your account value invested in the fund, divided by the net asset value of one share of that fund.

     o During the income phase the number of votes is equal to the portion of reserves set aside for the contract's share of the fund, divided by the net asset value of one share of that fund.


ILIAC Growth Plus - 137343                       36

CONTRACT MODIFICATIONS

We may change the contract as required by federal or state law or as otherwise permitted in the contract. In addition, we may, upon 30 days' written notice to the group contract holder, make other changes to a group contract that would apply only to individuals who become participants under that contract after the effective date of such changes. If a group contract holder does not agree to a change, we reserve the right to refuse to establish new accounts under the contract. Certain changes will require the approval of appropriate state or federal regulatory authorities.

TRANSFER OF OWNERSHIP:  ASSIGNMENT

We will accept assignments or transfers of ownership of a nonqualified contract or a qualified contract where such assignments or transfers are not prohibited, with proper notification. The date of any assignment or transfer of ownership will be the date we receive the notification at our Customer Service Center. An assignment or transfer of ownership may have tax consequences and you should consult with a tax adviser before assigning or transferring ownership of the contract.

An assignment of a contract will only be binding on the Company if it is made in writing and sent to the Company at our Customer Service Center. We will use reasonable procedures to confirm that the assignment is authentic, including verification of signature. If we fail to follow our own procedures, we will be liable for any losses to you directly resulting from such failure. Otherwise, we are not responsible for the validity of any assignment. The rights of the contract holder and the interest of the annuitant and any beneficiary will be subject to the rights of any assignee we have on our records.

INVOLUNTARY TERMINATIONS

We reserve the right to terminate any account with a value of $2,500 or less immediately following a partial withdrawal. However, an IRA may only be closed out when payments to the contract have not been received for a 24-month period and the paid-up annuity benefit at maturity would be less than $20 per month. If such right is exercised, you will be given 90 days' advance written notice. No early withdrawal charge will be deducted for involuntary terminations. We do not intend to exercise this right in cases where the account value is reduced to $2,500 or less solely due to investment performance.

TRADING-INDUSTRY DEVELOPMENTS

As with many financial services companies, the Company and its affiliates have received informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the financial services industry. In each case, the Company and its affiliates have been and are providing full cooperation.

FUND REGULATORY ISSUES

Since 2002, there has been increased governmental and regulatory activity relating to mutual funds and variable insurance products. This activity has primarily focused on inappropriate trading of fund shares, revenue sharing and directed brokerage, compensation, sales practices and suitability, arrangements with service providers, pricing, compliance and controls, and adequacy of disclosure.

In addition to responding to governmental and regulatory requests on fund regulatory issues, ING management, on its own initiative, conducted, through special counsel and a national accounting firm, an extensive internal review of mutual fund trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel.

The internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within the variable insurance and mutual fund products of ING, and identified


ILIAC Growth Plus - 137343                       37
other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing. Each of the arrangements has been terminated and disclosed to regulators, to the independent trustees of ING Funds (U.S.) and in Company reports previously filed with the SEC pursuant to the Securities Exchange Act of 1934, as amended.

An affiliate of the Company, ING Funds Distributors, LLC ("IFD") has received notice from the staff of the National Association of Securities Dealers ("NASD") that the staff has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and federal securities laws in connection with frequent trading arrangements.

Other regulators, including the Securities and Exchange Commission ("SEC") and the New York Attorney General, are also likely to take some action with respect to certain ING affiliates before concluding their investigation of ING relating to fund trading. The potential outcome of such action is difficult to predict but could subject certain affiliates to adverse consequences, including, but not limited to, settlement payments, penalties, and other financial liability. It is not currently anticipated, however, that the actual outcome of such action will have a material adverse effect on ING or ING's U.S.-based operations, including the Company.

ING has agreed to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. Management reported to the ING Funds Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or ING's U.S.-based operations, including the Company.

OTHER REGULATORY MATTERS

The New York Attorney General and other regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives, potential conflicts of interest, potential anti-competitive activity, marketing practices, certain financial reinsurance arrangements, and disclosure. It is likely that the scope of these investigations will further broaden before the investigations are concluded. U.S. affiliates of ING have received formal and informal requests in connection with such investigations, and are cooperating fully with each request for information.

These initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which the Company is engaged.

In light of these and other developments, U.S. affiliates of ING, including the Company, periodically review whether modifications to their business practices are appropriate.

LEGAL MATTERS AND PROCEEDINGS

We are not aware of any pending legal proceedings which involve Variable Annuity Account I as a party.

We are, or may be in the future, a defendant in various legal proceedings in connection with the normal conduct of our insurance operations. Some of these cases may seek class action status and may include a demand for punitive damages as well as for compensatory damages. In the opinion of management, the ultimate resolution of any existing legal proceeding is not likely to have a material adverse effect on our ability to meet our obligations under the contract.

ING Financial Advisers, LLC, the principal underwriter and distributor of the contract, (the "distributor"), is a party to threatened or pending lawsuits/arbitration that generally arise from the normal conduct of business. Suits against the distributor sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. In a number of pending cases, claims have


ILIAC Growth Plus - 137343                       38
been made that a former registered representative of the distributor converted client funds to the representative's personal use. ING Financial Advisers, LLC is not involved in any legal proceeding which, in the opinion of management, is likely to have material adverse effect on its ability to distribute the contract.
























ILIAC Growth Plus - 137343                       39

--------------------------------------------------------------------------------
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The Statement of Additional Information (SAI) contains more specific information on the separate account and the contract, as well as the financial statements of the separate account and the Company. The following is a list of the contents of the SAI.

         General Information and History
         Variable Annuity Account I
         Offering and Purchase of Contracts
         Income Phase Payments
         Sales Material and Advertising
         Independent Registered Public Accounting Firm
         Financial Statements of the Separate Account
         Financial Statements of ING Life Insurance and Annuity Company and Subsidiaries

You may request an SAI by calling the Company at the number listed in "Contract Overview -- Questions: Contacting the Company."






















ILIAC Growth Plus - 137343                       SAI-1

--------------------------------------------------------------------------------
 APPENDIX I
--------------------------------------------------------------------------------

                            ILIAC GUARANTEED ACCOUNT

THE ILIAC GUARANTEED ACCOUNT, (FORMERLY THE IICA GUARANTEED ACCOUNT,) (THE GUARANTEED ACCOUNT) IS A FIXED INTEREST OPTION AVAILABLE DURING THE ACCUMULATION PHASE UNDER THE CONTRACT. THIS APPENDIX IS ONLY A SUMMARY OF CERTAIN FACTS ABOUT THE GUARANTEED ACCOUNT. PLEASE READ THE GUARANTEED ACCOUNT PROSPECTUS CAREFULLY BEFORE INVESTING IN THIS OPTION.

IN GENERAL. Amounts invested in the Guaranteed Account earn specified interest rates if left in the Guaranteed Account for specified periods of time. If you withdraw or transfer those amounts before the specified periods elapse, we may apply a market value adjustment (described below) which may be positive or negative.

o When deciding to invest in the Guaranteed Account, contact your sales representative or the Company to learn: The interest rate(s) we will apply to amounts invested in the Guaranteed Account. We change the rate(s) periodically. Be certain you know the rate we guarantee on the day your account dollars are invested in the Guaranteed Account. Guaranteed interest rates will never be less than an annual effective rate of 3%.

o The period of time your account dollars need to remain in the Guaranteed Account in order to earn the rate(s). You are required to leave your account dollars in the Guaranteed Account for a specified period of time in order to earn the guaranteed interest rate(s).

DEPOSIT PERIOD. During a deposit period, we offer a specific interest rate for dollars invested for a certain guaranteed term. For a specific interest rate and guaranteed term to apply, account dollars must be invested in the Guaranteed Account during the deposit period for which that rate and term are offered.

INTEREST RATES. We guarantee different interest rates, depending upon when account dollars are invested in the Guaranteed Account. For guaranteed terms one year or longer, we may apply more than one specified interest rate. The interest rate we guarantee is an annual effective yield. That means the rate reflects a full year's interest. We credit interest daily at a rate that will provide the guaranteed annual effective yield over one year. Guaranteed interest rates will never be less than an annual effective rate of 3%. Among other factors, the safety of the interest rate guarantees depends upon the Company's claims-paying ability.

GUARANTEED TERMS. The guaranteed term is the period of time account dollars must be left in the Guaranteed Account in order to earn the guaranteed interest rate. For guaranteed terms one year or longer, we may offer different rates for specified time periods within a guaranteed term. We offer different guaranteed terms at different times. We also may offer more than one guaranteed term of the same duration with different interest rates. Check with your sales representative or our Customer Service Center to learn what terms are being offered. The Company also reserves the right to limit the number of guaranteed terms or the availability of certain guaranteed terms.

Fees and Other Deductions. If all or a portion of your account value in the Guaranteed Account is withdrawn or transferred, you may incur one or more of the following:

     o Market Value Adjustment (MVA)--as described in this appendix and in the Guaranteed Account prospectus;
     o    Tax penalties and/or tax withholding--see "Taxation;"
     o    Early withdrawal charge--see "Fees;" or
     o    Maintenance fee--see "Fees."

We do not make deductions from amounts in the Guaranteed Account to cover mortality and expense risks.


ILIAC Growth Plus - 137343                       I-1

Rather, we consider these risks when determining the interest rate to be credited.

MARKET VALUE ADJUSTMENT (MVA). If your account value is withdrawn or transferred from the Guaranteed Account before the guaranteed term is completed, an MVA may apply. The MVA reflects investment value changes caused by changes in interest rates occurring since the date of deposit. The MVA may be positive or negative.

If interest rates at the time of withdrawal or transfer have increased since the date of deposit, the value of the investment decreases and the MVA will be negative. This could result in your receiving less than the amount you paid into the Guaranteed Account. If interest rates at the time of withdrawal or transfer have decreased since the date of deposit, the value of the investment increases and the MVA will be positive.

MVA WAIVER. For withdrawals or transfers from a guaranteed term before the guaranteed term matures, the MVA may be waived for:

     o    Transfers due to participation in the dollar cost averaging program;
     o Withdrawals taken due to your election of SWO or ECO (described in "Systematic Distribution Options"), if available;
     o Withdrawals for minimum distributions required by the Tax Code and for which the early withdrawal charge is waived; and
     o Withdrawals due to your exercise of the right to cancel your contract (described in "Right to Cancel").

DEATH BENEFIT. When a death benefit is paid under the contract within six months of the date of death, only a positive aggregate MVA amount, if any, is applied to the account value attributable to amounts withdrawn from the Guaranteed Account. This provision does not apply upon the death of a spousal beneficiary or joint contract holder who continued the account after the first death. If a death benefit is paid more than six months from the date of death, a positive or negative aggregate MVA amount, as applicable, will be applied.

PARTIAL WITHDRAWALS. For partial withdrawals during the accumulation phase, amounts to be withdrawn from the Guaranteed Account will be withdrawn pro-rata from each group of deposits having the same length of time until the maturity date ("Guaranteed Term Group"). Within each Guaranteed Term Group, the amount will be withdrawn first from the oldest deposit period, then from the next oldest and so on until the amount requested is satisfied.

GUARANTEED TERMS MATURITY. As a guaranteed term matures, assets accumulating under the Guaranteed Account may be (a) transferred to a new guaranteed term,
(b) transferred to other available investment options, or (c) withdrawn. Amounts withdrawn may be subject to an early withdrawal charge, taxation and, if you are under age 59 1/2, tax penalties may apply.

If no direction is received from you at our Customer Service Center by the maturity date of a guaranteed term, the amount from the maturing guaranteed term will be transferred to a new guaranteed term of a similar length. If the same guaranteed term is no longer available, the next shortest guaranteed term available in the current deposit period will be used. If no shorter guaranteed term is available, the next longer guaranteed term will be used.

If you do not provide instructions concerning the maturity value of a maturing guaranteed term, the maturity value transfer provision applies. This provision allows transfers or withdrawals without an MVA if the transfer or withdrawal occurs during the calendar month immediately following a guaranteed term maturity date. This waiver of the MVA only applies to the first transaction regardless of the amount involved in the transaction.

Under the Guaranteed Account each guaranteed term is counted as one funding option. If a guaranteed term matures and is renewed for the same term, it will not count as an additional investment option for purposes of any limitation on the number of investment options.


ILIAC Growth Plus - 137343                       I-2

SUBSEQUENT PURCHASE PAYMENTS. Purchase payments received after your initial purchase payment to the Guaranteed Account will be allocated in the same proportions as the last allocation, unless you properly instruct us to do otherwise. If the same guaranteed term(s) is not available, the next shortest term will be used. If no shorter guaranteed term is available, the next longer guaranteed term will be used.

DOLLAR COST AVERAGING. The Company may offer more than one guaranteed term of the same duration and credit one with a higher rate contingent upon use only with the dollar cost averaging program. If amounts are applied to a guaranteed term which is credited with a higher rate using dollar cost averaging and the dollar cost averaging is discontinued, the amounts will be transferred to another guaranteed term of the same duration and an MVA will apply.

TRANSFER OF ACCOUNT DOLLARS. Generally, account dollars invested in the Guaranteed Account may be transferred among guaranteed terms offered through the Guaranteed Account and/or to other investment options offered through the contract. However, transfers may not be made during the deposit period in which your account dollars are invested in the Guaranteed Account or for 90 days after the close of that deposit period. We will apply an MVA to transfers made before the end of a guaranteed term. The 90-day wait does not apply to (1) amounts transferred on the maturity date or under the maturity value transfer provision;
(2) amounts transferred from the Guaranteed Account before the maturity date due to the election of an income phase payment option; (3) amounts distributed under the ECO or SWO (see "Systematic Distribution Options"); and (4) amounts transferred from an available guaranteed term in connection with the dollar cost averaging program.

Transfers after the 90-day period are permitted from guaranteed term(s) to other guaranteed term(s) available during a deposit period or to other available investment options. Transfers of the Guaranteed Account values on or within one calendar month of a term's maturity date are not counted as one of the 12 free transfers of accumulated values in the account.

THE INCOME PHASE. The Guaranteed Account cannot be used as an investment option during the income phase. However, you may notify us at least 30 days in advance to elect a fixed or variable payment option and to transfer your Guaranteed Account dollars to the general account or any of the subaccounts available during the income phase. Transfers made due to the election of a lifetime income phase payment option will be subject to only a positive aggregate MVA.


ILIAC Growth Plus - 137343                       I-3

--------------------------------------------------------------------------------
 APPENDIX II
--------------------------------------------------------------------------------

                         DESCRIPTION OF UNDERLYING FUNDS

During the accumulation phase, you may allocate your premium payments and contract value to any of the investment portfolios available under this Contract. They are listed in this appendix. You bear the entire investment risk for amounts you allocate to any investment portfolio, and you may lose your principal.

The investment results of the mutual funds (funds) are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. You should consider the investment objectives, risks, charges and expenses of the funds carefully before investing. Please refer to the fund prospectuses for this and additional information.

Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all funds are diversified, as defined under the Investment Company Act of 1940. Fund prospectuses may be obtained free of charge, from our Customer Service Center at the address and telephone number listed in the prospectus, by accessing the SEC's web site or by contacting the SEC Public Reference Room.

Certain funds offered under the contracts have investment objectives and policies similar to other funds managed by the fund's investment adviser. The investment results of a fund may be higher or lower than those of other funds managed by the same adviser. There is no assurance and no representation is made that the investment results of any fund will be comparable to those of another fund managed by the same investment adviser.

FUND NAME AND
INVESTMENT ADVISER/SUBADVISER                   INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
 5800 Corporate Drive, Pittsburgh, PA 15237-7000
--------------------------------------------------------------------------------
FEDERATED AMERICAN LEADERS FUND II              Seeks long-term capital growth.

 INVESTMENT ADVISER: Federated Equity
 Management Company of Pennsylvania

--------------------------------------------------------------------------------
FEDERATED CAPITAL INCOME FUND II                Seeks high current income and
                                                moderate capital appreciation.

 INVESTMENT ADVISER: Federated Equity
 Management Company of Pennsylvania

--------------------------------------------------------------------------------
FEDERATED EQUITY INCOME FUND II                 Seeks to provide above average
                                                income and capital appreciation
                                                by investing primarily in
                                                income-producing equity
                                                securities.

 INVESTMENT ADVISER: Federated Equity
 Management Company of Pennsylvania

--------------------------------------------------------------------------------
FEDERATED FUND FOR U.S. GOVERNMENT              Seeks to provide current income
 SECURITIES II                                  by investing primarily in a
                                                diversified portfolio of U.S.
                                                government securities.

INVESTMENT ADVISER: Federated Equity
Management Company of Pennsylvania

--------------------------------------------------------------------------------


ILIAC Growth Plus - 137343                       II-1

FUND NAME AND
INVESTMENT ADVISER/SUBADVISER                   INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
FEDERATED GROWTH STRATEGIES FUND II             Seeks capital appreciation.

 INVESTMENT ADVISER: Federated Equity
 Management Company of Pennsylvania

--------------------------------------------------------------------------------
FEDERATED HIGH INCOME BOND FUND II              Seeks high current income
                                                by investing primarily in a
                                                diversified portfolio of
                                                fixed-income securities.

 INVESTMENT ADVISER:  Federated Equity
  Management Company of Pennsylvania

--------------------------------------------------------------------------------
FEDERATED INTERNATIONAL EQUITY FUND II          Seeks total return on assets.

 INVESTMENT ADVISER:  Federated Equity
  Management Company of Pennsylvania

--------------------------------------------------------------------------------
FEDERATED PRIME MONEY FUND FUND II              Seeks to provide current income
                                                consistent with stability of
                                                principal and liquidity.

 INVESTMENT ADVISER:  Federated Equity
  Management Company of Pennsylvania

--------------------------------------------------------------------------------








ILIAC Growth Plus - 137343                       II-2

APPENDIX III
--------------------------------------------------------------------------------

                         CONDENSED FINANCIAL INFORMATION

EXCEPT FOR SUBACCOUNTS WHICH DID NOT COMMENCE OPERATIONS AS OF SEPTEMBER 30, 2005, THE FOLLOWING TABLES GIVE (1) THE ACCUMULATION UNIT VALUE (AUV) AT THE BEGINNING OF THE PERIOD, (2) THE AUV AT THE END OF THE PERIOD AND (3) THE TOTAL NUMBER OF ACCUMULATION UNITS OUTSTANDING AT THE END OF THE PERIOD FOR EACH SUBACCOUNT OF VARIABLE ANNUITY ACCOUNT I AVAILABLE UNDER THE CONTRACTS FOR THE INDICATED PERIODS. FOR THOSE SUBACCOUNTS THAT COMMENCED OPERATIONS DURING THE PERIOD ENDED SEPTEMBER 30, 2005 THE "VALUE AT BEGINNING OF PERIOD" SHOWN IS THE VALUE AT FIRST DATE OF INVESTMENT. FOR THOSE SUBACCOUNTS THAT ENDED OPERATIONS DURING THE PERIOD ENDED SEPTEMBER 30, 2005 THE "VALUE AT END OF PERIOD" SHOWN IS THE VALUE AT THE LAST DATE OF INVESTMENT.

           FOR CONTRACTS WITH TOTAL SEPARATE ACCOUNT CHARGES OF 1.40%

(SELECTED DATA FOR ACCUMULATION UNITS OUTSTANDING THROUGHOUT EACH PERIOD)


                                FOR THE
                                NINE
                                MONTHS
                              ENDED

                              9/30/05                                   FOR THE YEAR ENDED DECEMBER 31,


                              --------  --------------------------------------------------------------------------------------------
                                           2004      2003      2002       2001      2000       1999       1998      1997      1996
                                           ----      ----      ----       ----      ----       ----       ----      ----      ----

FEDERATED AMERICAN LEADERS
FUND II

Value at beginning of period    22.19       20.50     16.28      20.70     21.92      21.71     20.64     17.80      13.64     11.38
Value at end of period          22.56       22.19     20.50      16.28     20.70      21.92     21.71     20.64      17.80     13.64
Number of accumulation units  311,207  3,129,674  3,991,308 4,800,123  5,676,770 5,948,616  6,747,543  7,163,133 6,408,594 4,250,206
outstanding at end ofperiod

FEDERATED CAPITAL INCOME
FUND II

Value at beginning of period    12.84       11.85      9.96      13.28     15.61     17.39      17.34      15.43     12.36     11.24
Value at end of period          13.35       12.84     11.85       9.96     13.28     15.61      17.39      17.34     15.43     12.36
Number of accumulation units  354,150     527,903   712,249    870,450  2,193,415 1,219,460  1,413,709  1,523,424 1,367,3511,084,343
outstanding at end of period

FEDERATED EQUITY INCOME
FUND II

Value at beginning of period    13.73       12.34      9.83      12.58     14.34     16.37      14.02      12.31       -0-       -0-
Value at end of period          13.68       13.73     12.34       9.83     12.58     14.34      16.37      14.02     12.31       -0-
Number of accumulation units  807,869   1,117,884  1,398,342 1,534,337  1,809,194 1,963,033  1,955,219  2,019,440      -0-       -0-
outstanding at end ofperiod

FEDERATED FUND FOR U.S.
GOVERNMENT SECURITIES II

Value at beginning of period    15.41       15.09     14.95      13.90     13.17     12.04      12.28      11.57     10.81     10.52
Value at end of period          15.49       15.41     15.09      14.95     13.90     13.17      12.04      12.28     11.57     10.81
Number of accumulation units  186,798     239,095   334,763    509,898   745,166   306,831    488,754    531,319   487,807   220,805
outstanding at end of period

FEDERATED GROWTH STRATEGIES
FUND II

Value at beginning of period    21.43       18.83     13.63      18.77     24.53     31.06      18.27      15.78     12.59     10.38
Value at end of period          23.37       21.43     18.83      13.63     18.77     24.53      31.06      18.27     15.78     12.59
Number of accumulation units  628,778     820,043  1,079,151 1,290,106  1,710,420 1,926,317  1,932,504  1,923,943      -0-   777,533
outstanding at end of period

FEDERATED HIGH INCOME BOND
FUND II

Value at beginning of period    16.08       14.76     12.25      12.25     12.26     13.67      13.55      13.38     11.92     10.58
Value at end of period          16.10       16.08     14.76      12.25     12.25     12.26      13.67      13.55     13.38     11.92
Number of accumulation units  480,196     769,020   981,805  1,175,400  2,703,512 1,361,259  1,982,372  2,188,220 1,939,238  972,577
outstanding at end of period

FEDERATED INTERNATIONAL
EQUITY FUND II

Value at beginning of period    15.83       14.07     10.82      14.21     20.42     26.77      14.68      11.86     10.92     10.23
Value at end of period          16.32       15.83     14.07      10.82     14.21     20.42      26.77      14.68     11.86     10.92
Number of accumulation units  482,563     642,534   833,231  1,067,518  1,435,800 1,698,894  1,773,642  1,881,029 1,695,5551,035,848
outstanding at end of period

FEDERATED PRIME MONEY
FUND II

Value at beginning of period    12.24       12.31     12.40      12.41     12.13     11.61      11.25      10.88     10.51     10.18
Value at end of period          12.33       12.24     12.31      12.40     12.41     12.13      11.61      11.25     10.88     10.51
Number of accumulation units  101,056     175,919   305,993    461,986   417,159   342,869    447,801    414,693   345,598   327,448
outstanding at end of period